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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
(Rule 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

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Magellan Health Services, Inc. (Name of Registrant As Specified In Its Charter)
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MAGELLAN HEALTH SERVICES, INC.
16 Munson Road
Farmington, Connecticut 06032

November 5, 2004

Dear Stockholder,

        The enclosed Information Statement is being furnished to inform you that the following equity incentive plans for management and directors of Magellan Health Services, Inc. ("Magellan," "we" or "us") and equity and other performance based incentive awards under employment agreements for Magellan's senior executive officers have all been approved by the requisite vote of the holders of the outstanding common stock of Magellan in connection with the completion of Magellan's reorganization in the first quarter of 2004 (and no further consent of Magellan stockholders is required):

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  A 2003 Management Incentive Plan (the "MIP"), under which restricted stock awards, stock options and other equity incentives may be issued to members of Magellan's management;

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  Incentive compensation arrangements, including performance-based bonus provisions under employment agreements (the "Executive Employment Agreements") with Magellan's current senior executive officers, Steven J. Shulman, Dr. Rene Lerer and Mark S. Demilio; and

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  A 2004 Director Stock Compensation Plan (the "Director Plan") under which restricted stock awards may be issued to Magellan's independent directors.

As detailed below, awards have been issued under the MIP and the Director Plan and performance-based provisions have been established under the Executive Employment Agreements. These actions were taken incident to the consummation of Magellan's reorganization and this document is for informational purposes only and no action by you is requested or required. The Board of Directors is not now seeking your vote or soliciting your proxy in connection with these plans and agreements and proxies are not being requested from stockholders.

        On October 8, 2003, after a favorable creditor vote thereon, the MIP and Executive Employment Agreements were approved by the order of the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") as part of our Third Joint Amended Plan of Reorganization (as modified, the "Reorganization Plan"), which became effective in accordance with its terms and conditions on January 5, 2004 (the "Plan Effective Date") after a favorable creditor vote thereon. Because these matters were approved as part of the Reorganization Plan, including by the Bankruptcy Court, and automatically became effective at the time of the initial listing of Magellan's Ordinary Common Stock on the Nasdaq Stock Market ("Nasdaq"), no stockholder approval of them was required under either Delaware corporate law or the Nasdaq rules. However, under Section 162(m) of the Internal Revenue Code of 1986 (the "IRC"), as amended, stockholder approval was required in order for any payments made by Magellan under the MIP and the performance-based incentives in the Executive Employment Agreements to be deductible to Magellan. In order for Magellan to qualify for these tax benefits, on the Plan Effective Date, Magellan Holdings LP, an affiliate of Onex Corporation (together with Onex Corporation, "Onex"), and R2 Investments, LDC (together with Onex, the "Majority Stockholders"), which, as a result of the Reorganization Plan, together on the Plan Effective Date held shares of common stock representing approximately 68% of the voting power of the outstanding common stock of Magellan, executed written consents approving the MIP and the performance incentives in the Executive Employment Agreements in order for Magellan to qualify for these tax benefits.

        The Reorganization Plan provided for the selection, with the involvement, among others, of the parties who would become the Majority Stockholders of Magellan's initial directors as of the Plan Effective Date, which included only two members of management, Steven Shulman, who the Reorganization Plan provided would be the Chief Executive Officer and Chairman of the Board of Directors, and Dr. Rene Lerer, who the Reorganization Plan provided would be the Chief Operating Officer. In connection with the selection of Magellan's initial independent directors, a director compensation program, including an equity compensation component, was contemplated. On the Plan Effective Date, the Board of Directors approved a director compensation program applicable only to Magellan's independent directors, including the principal terms of equity compensation awards, to be effective as to the independent directors in office on January 21 and providing for the award of a number of shares determined in part by the trading price of Magellan's Ordinary Common Stock over a subsequent period. On July 27, 2004, the Board of Directors of Magellan approved the final and formal terms of the Director Plan. As this plan was not part of the Reorganization Plan, it required stockholder approval under Nasdaq rules, and, as with the MIP, as of Plan Effective Date the Majority Stockholders also executed written consents approving the principal terms of the Director Plan.

        The effectiveness of the Majority Stockholder approval of the MIP, the performance incentive provisions in the Executive Employment Agreements and the Director Plan are subject by the regulations of the Securities and Exchange Commission (the "SEC") to the condition that 20 days pass after this Information Statement is first sent to stockholders.

        YOUR BOARD OF DIRECTORS HAS FULLY REVIEWED AND CONSIDERED THE TERMS AND CONDITIONS OF THE MIP, THE PERFORMANCE INCENTIVE PROVISIONS IN THE EXECUTIVE EMPLOYMENT AGREEMENTS AND THE DIRECTOR PLAN AND DETERMINED THAT THEY ARE APPROPRIATE AND IN THE BEST INTERESTS OF MAGELLAN AND ITS STOCKHOLDERS, AND HAS APPROVED THEM.

        In deciding to approve the MIP, the performance incentive provisions in the Executive Employment Agreements and the Director Plan, the Board of Directors gave careful consideration to a number of factors, as described in the enclosed Information Statement. For a description of the MIP, the performance incentive provisions in the Executive Employment Agreements and the Director Plan and the basis for the Board of Directors' approval, you are urged to read this Information Statement in its entirety

        This Information Statement is dated November 5, 2004 and is first being mailed on or about November 6, 2004 to the holders of record of Magellan's Ordinary Common Stock, $0.01 par value per share ("Ordinary Common Stock"), as of the close of business on November 2, 2004. As of such date, the number of issued and outstanding shares of Ordinary Common Stock was 26,883,016.

By Order of the Board of Directors,
/s/ MARK S. DEMILIO Mark S. Demilio Secretary

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

November 5, 2004

ii

MAGELLAN HEALTH SERVICES, INC.

INFORMATION STATEMENT

        We are sending you this Information Statement to inform you that Magellan's 2004 Management Incentive Plan, the performance incentive provisions in the employment agreements of its three senior executive officers and its 2004 Director Stock Compensation Plan have been approved by the holders of a majority of the voting power of the outstanding shares of common stock of Magellan.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

        No further consent of Magellan stockholders is necessary to approve the MIP, the performance incentive provisions in the Executive Employment Agreements and the Director Plan. For that reason, no proxy card has been enclosed with this Information Statement and no meeting of stockholders will be held to consider approval of these matters.

QUESTIONS AND ANSWERS

 Q.    What am I being asked to approve?

 A.    You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. In connection with consummation of Magellan's Reorganization Plan, the Majority Stockholders have already approved the MIP, the performance incentive provisions in the Executive Employment Agreements and the Director Plan and no further stockholder approval is required.

 Q.    Why have the MIP, the performance incentive provisions in the Executive Employment Agreements and the Director Plan already been approved?

 A.    As part of the Reorganization Plan, on the Plan Effective Date all of Magellan's pre-reorganization common stock was cancelled and two new classes of common stock were authorized and issued. In addition, Magellan's existing equity and other long term employee incentive plans were terminated as of the Plan Effective Date. In view of that, in connection with the formulation of the Reorganization Plan, the adoption of the MIP and incentive arrangements of the Executive Employment Agreements were considered to be appropriate to enable Magellan to move forward by providing suitable incentive compensation to management to attract, retain and motivate employees in a competitive manner. The Board of Directors and Majority Stockholders concluded that it was in the best interests of Magellan and its stockholders for compensation paid under these arrangements to qualify for deductibility under the Internal Revenue Code and to assure such qualification at the outset of the reorganization. In addition, in connection with the seating of a new Board of Directors as part of the consummation of the Reorganization Plan, the Board of Directors and Majority Stockholders believed that, in order to attract and fairly compensate appropriate independent directors and to help assure the alignment of their interests with those of the stockholders, the Director Plan should be adopted as part of Magellan's program of director compensation.

 Q.    What are the basic terms of the MIP, the performance incentive provisions in the Executive Employment Agreements and the Director Plan?

 A.    Under the MIP, restricted stock awards, stock options and other equity incentives may be issued to members of Magellan's management and other employees, the granting or vesting of any of which may be based on the achievement of performance objectives based on one or more of the business criteria described below. A total of 6,373,689 shares of Ordinary Common Stock of Magellan (approximately 10% of the shares of common stock contemplated to be issued upon consummation of the Reorganization Plan) were reserved for issuance pursuant to the MIP over a period not to exceed the ten years after January 5, 2004. The maximum number of shares of Ordinary Common Stock that may be granted to any individual participant under the MIP in any one calendar year is 2,000,000.

Messrs. Shulman, Lerer and Demilio entered into employment agreements with Magellan as of January 5, 2004 in a form provided by the Reorganization Plan and providing for them to continue in their current positions. In accordance with these agreements Mr. Shulman purchased, and each Executive was granted, under the MIP restricted shares of Ordinary Common Stock, in each case as of January 5, 2004. In addition, these employment agreements provide for cash payments to such officers related to the income taxes incurred by them in connection with such transactions. The agreements also provide for terms of annual compensation, including performance-based bonus incentives. The performance-based bonus incentives are to be based on one or more of the performance criteria set forth in the MIP.

Specifically, pursuant to the MIP and their employment agreements, as of the Plan Effective Date, options to purchase 2,891,022 shares of Ordinary Common Stock and restricted stock awards for

251,889 shares of Ordinary Common Stock were issued to Messrs. Shulman, Lerer and Demilio. In addition, on the Plan Effective Date and thereafter, the Board of Directors authorized the grant of stock options covering 1,381,400 and 65,100, respectively, additional shares to other members of management on account of their past and future services (of which 91,700 were subsequently forfeited by their recipients). As a result, 1,875,978 shares of Ordinary Common Stock remain reserved for future awards under the MIP (plus any additional shares that become available by reason of the cancellation of shares associated with previous awards, as described below).

Under the Director Plan, each of the initial independent directors in office as of January 21, 2004 became entitled to a one-time restricted stock grant of 2,719 shares of Ordinary Common Stock, based on a formula providing for a fixed grant of 2,152 shares and the grant of an additional number of shares representing $13,333 divided by the average closing price of the shares in trading on Nasdaq for the 20 consecutive trading days following the Plan Effective Date. The plan also provides that the Board may grant one-time grants of a lesser number of shares to independent directors who subsequently join the Board (for example, upon filling vacancies) before the 2005 annual meeting of stockholders. Shares granted under the Director Plan may not be transferred until January 5, 2006 or upon earlier termination of a director's service (other than by removal for cause).

 Q.    When do you expect to effect the MIP, the performance incentive provisions in the Executive Employment Agreements and the Director Plan?

 A.    The MIP and the Executive Employment Agreements became effective on and as of the Plan Effective Date (January 5, 2004), subject, however, to the shareholder approval of the performance-related elements as required for federal income tax purposes becoming effective. Pursuant to SEC regulations, that shareholder approval, based on the consent given by the Majority Stockholders, will become effective 20 days after this Information statement is sent to stockholders. The Director Plan became effective as of January 21, 2004, also subject, however, to the shareholder approval required by Nasdaq's listing standards becoming effective. That shareholder approval, based on the consent to the formal Director Plan given by the Majority Stockholders, will also become effective 20 days after this Information Statement is sent to stockholders.

 Q.    Who can I call with questions?

 A.    Please call Melissa L. Rose, Vice President, Investor Relations, at (410) 953-1218.

PRINCIPAL PROVISIONS OF THE MIP

Purpose

        The purpose of the MIP is to promote the interests of Magellan and its stockholders by aiding us in attracting and retaining officers and key employees who are responsible for our success and growth by providing such persons an opportunity to acquire a proprietary interest in Magellan's long-term success. As a result of Magellan's Reorganization Plan, no employee continued to be entitled to any options, restricted stock awards or similar benefits under any other incentive plan or other arrangement of Magellan, other than as might be provided under the MIP.

        In particular, the MIP was an integral part of Magellan's Reorganization Plan, intended to provide continuity in, and appropriate incentives for, the management team that had led Magellan through its reorganization and was going to implement its post-reorganization business strategies and plans. The MIP's terms were developed with the approval of various parties in interest in the reorganization proceedings, including parties representing the Majority Stockholders, and were approved by the Bankruptcy Court in confirming the Reorganization Plan after it was approved by creditors. Their terms were also approved by the Board of Directors of Magellan that came into office in accordance with the Reorganization Plan at the time the plan was consummated, members of which had participated in the development of the compensation terms. No further approval of the MIP or Executive Employment Agreements was, accordingly, required as a matter of corporate, bankruptcy, or securities law. However, in order for Magellan to qualify to deduct the costs it would incur relating to these compensation arrangements for federal income tax purposes, separate stockholder approval of the MIP and the performance incentives contained in the Executive Employment Agreements was required under Section 162(m) of the Internal Revenue Code. In order to assure these tax benefits for Magellan, the Majority Stockholders on the day of the consummation of the Reorganization Plan provided the necessary approvals, which action is discussed in this Information Statement.

        In addition to awards under the MIP, it is anticipated that Magellan will adopt a 2004 short-term incentive compensation plan comparable to the short tem incentive plan in effect prior to the Plan Effective Date. See "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS—Benefit Plans—Annual Incentive Plan", below.

Number of Shares

        The MIP provides for the issuance of up to 6,373,689 shares of Ordinary Common Stock (representing approximately 10% of the shares of common stock to be outstanding upon completion of the Reorganization Plan), subject to adjustment as determined by Magellan's Management Compensation Committee or another director committee appointed by the Board of Directors (the "Committee") in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin off, combination of shares, exchange of shares, dividend in kind or other similar corporate transactions or events that affect Magellan's corporate structure or stock or would result in any substantial dilution or enlargement of the rights granted under the MIP.

        Shares of Ordinary Common Stock subject to awards under the MIP that are not used or are cancelled, terminated or forfeited because the terms and conditions of the awards are not met, because the award terminates without delivery of any shares, or because the award is settled in cash may again be used for awards under the MIP. Shares of Ordinary Common Stock used by a participant in the MIP as full or partial payment of the purchase price relating to an award, or to satisfy tax obligations relating to an award, will also be available for awards under the MIP. Adjustments as to the number, price or kind of a share of Ordinary Common Stock or other consideration available for awards may also be made in connection with acquisitions or other changes in capitalization occurring after the date of any grant or if there is a change in laws or other circumstances that would result in any substantial dilution or enlargement of the rights available for participants or otherwise warrants equitable adjustment. The shares of Ordinary Common Stock that may be issued under the MIP may be authorized but unissued shares, treasury shares or shares acquired on the open market or otherwise.

        The maximum number of shares of Ordinary Common Stock that may be granted or measured to any individual participant under the MIP in any one calendar year is 2,000,000.

Administration of MIP

        The MIP is administered by the Committee. The members of the Committee are appointed from time to time by the Board of Directors. Under Magellan's Bylaws, all members of the Committee must be independent directors. In addition, under the MIP, at least two members of the Committee must be "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the IRC. The Committee has the authority, among other things, to:

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  establish rules for the administration of the MIP;

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  select the officers and key employees to whom awards are granted;

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  determine the types of awards to be granted and the number of shares of Ordinary Common Stock covered by such awards; and

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  set the terms and conditions of such awards.

        Determinations and interpretations with respect to the MIP are in the sole discretion of the Committee. Its determinations and interpretations are binding on all interested parties. The Committee may delegate to one or more of its members or officers of Magellan the Committee's powers and duties under the MIP.

Eligibility

        Those officers and key employees of Magellan and its subsidiaries and affiliates as the Committee determines to be responsible for Magellan's success and future growth and profitability are eligible to be selected by the Committee to receive awards under the MIP. Ninety-six officers and other employees currently participate in the MIP.

Types of Awards

        The MIP permits grants of:

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  stock options, including "incentive stock options" meeting the requirements of Section 422 of the IRC and stock options that do not meet such requirements;

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  stock appreciation rights;

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  restricted stock awards;

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  stock units (each of stock options, stock appreciation rights, restricted stock awards and stock units, a "Benefit" and together, "Benefits" under the MIP); and

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  any combination of the foregoing.

        Any Benefits granted under the MIP may be performance-based awards. This means that the grant of any of these awards may represent "performance-based compensation" within the meaning of Section 162(m) of the IRC.

Stock Options

        The Committee may grant "incentive stock options" meeting the requirements of Section 422 of the IRC and stock options that do not meet such requirements. The Committee may also, in its discretion, grant stock appreciation rights, including a concurrent grant of stock appreciation rights in tandem with any stock option grant (see "Stock Appreciation Rights" discussed below). The exercise price of any option granted under the MIP will be set by the Committee. Stock options will be exercisable at such times as the Committee determines and will be subject to such terms and conditions, including vesting, as the Committee determines.

        The option exercise price may be paid in cash, or in the Committee's discretion by delivery of Ordinary Common Stock, or by exercise notice with a copy of irrevocable instructions to a broker to deliver the amount of sale or loan proceeds to pay the exercise price as long as such transaction does not constitute an impermissible loan to an executive officer under the Sarbanes-Oxley Act. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law, including, without limitation, the cashless exercise of a Stock Option where the number of shares of Ordinary Common Stock due to the participant upon exercise of the Stock Option is reduced by a number of shares with a fair market value equal to the exercise price. No shares of Ordinary Common Stock, however, may be surrendered in payment of the exercise price if originally issued to the participant upon exercise of an option or other Benefit within six months of the date of the current exercise.

        The Committee will determine when stock options granted under the MIP may be exercised. No stock option may be exercised more than ten years after the date it is granted.

        The aggregate fair market value of the shares of Ordinary Common Stock (determined at the date of grant) for which an incentive stock option may become exercisable in any calendar year as an incentive stock option may not exceed $100,000. An acceleration of the exercisability of such options upon a "change in control" of Magellan, as may be provided in the discretion of the Committee in option agreements issued under the MIP, may result in more than $100,000 of incentive stock options becoming exercisable during a single calendar year. If any incentive option fails to qualify as an incentive stock option because of the failure to satisfy the $100,000 limit, such options will be treated as non-qualified (non-incentive) stock options.

Stock Appreciation Rights

        The Committee may grant stock appreciation rights exercisable at such times and subject to such conditions or restrictions as the Committee may determine. Upon exercise of a stock appreciation right by a holder, the holder is entitled to receive the excess of the fair market value or other specified valuation of one share of Ordinary Common Stock on the date of exercise over the fair market value of one share of Ordinary Common Stock on the date of grant (or other grant specified by the Committee). If a stock appreciation right is granted in tandem with or in substitution for a stock option, the fair market value will be based on the fair market value on the date the stock option is granted.

        The payment may be made in cash or shares of Ordinary Common Stock, or a combination thereof, as determined by the Committee.

        The Committee will determine when stock appreciation rights granted under the MIP may be exercised. No stock appreciation right may be exercised more than ten years after the date it is granted.

Restricted Stock Awards

        The Committee may grant restricted stock awards subject to such restrictions and terms and conditions as the Committee deems appropriate. Upon receipt of a restricted stock award, the holder is entitled to receive a specified number of shares of Ordinary Common Stock in exchange for payment of a specified purchase price or for no payment, as the Committee shall determine. Any purchase price payable for shares of Ordinary Common Stock subject to a restricted stock award may be paid in any manner authorized by the Committee.

        Restricted stock awards may be made in consideration for services provided or to be provided to Magellan. Restricted stock awards may be subject to restrictions on transfer, the right of Magellan to reacquire the shares for a payment specified in the award or for no payment, and may grant or withhold the right of the holder to receive dividends and to vote the shares granted.

Stock Units

        The Committee may grant stock units subject to such restrictions and terms and conditions as the Committee may impose. A "stock unit" is a notional account representing one share of Ordinary Common Stock. A stock unit will have a value equal to the fair market value of one share of Ordinary Common Stock and may include, if so determined by the Committee, the value of any dividends or other rights or property received by stockholders after the date of grant of the stock unit. Holders of stock units have the right, subject to any restrictions imposed by the Committee, to receive shares of Ordinary Common Stock (or a cash payment equal to the fair market value of such shares) at some future date.

        The Committee may, in its discretion, grant dividend equivalent rights with respect to such stock units and establish any vesting requirements, transfer restrictions and forfeiture provisions. The Committee may also determine to accelerate the vesting of stock units.

Performance Awards

        A performance-based award will entitle the holder to receive payments upon the achievement of specified hurdle rates and/or growth rates in one or more of the following business criteria that apply to individual participants, one or more business units, or Magellan as a whole, either individually or in combination: net earnings, earnings per share, sales, operating income, earnings before interest and taxes ("EBIT"), earnings before interest, taxes, depreciation and amortization ("EBITDA"); working capital targets, market price per share, total return to stockholders, return on equity, return on capital and cash flows. The Executive Employment Agreements provide that the same criteria shall be used in applying the incentive provisions of such agreements.

        The Committee will determine the terms and conditions of a performance award, including the performance goals to be achieved during the performance period, the length of the performance period and the amount and form of payment of the performance award. A performance award may be settled in cash, shares of Ordinary Common Stock or a combination of the two.

Certain Terms and Conditions

        Subject to the provisions of the MIP, the Committee may amend or waive the terms and conditions of an outstanding Benefit.

        We may require participants receiving Benefits to pay any tax withholding amounts due before delivering shares of Ordinary Common Stock under the MIP. Alternatively, we may permit participants receiving or exercising Benefits, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to direct us, in lieu of cash to withhold taxes payable from any other amounts due or to become due to the participant. The Committee may also permit a participant to pay taxes due in connection with a Benefit by electing to have us withhold shares of Ordinary Common Stock having a fair market value equal to the taxes owed, calculated at minimum statutory withholding rates to satisfy federal and state tax obligations. Fair market value will be the closing price of Ordinary

Common Stock on the date of calculation (or on the last preceding date if not traded on that date) if the Ordinary Common Stock is readily tradable on a national securities exchange or other market system. If the Ordinary Common Stock is not readily tradable, fair market value will be determined by the Committee in good faith.

        Awards under the MIP may be subject to any other provisions the Committee determines are appropriate, including provisions relating to forfeiture of or restriction on resale of Ordinary Common Stock acquired under any Benefit or any other provision necessary to comply with law or an understanding or condition relating to a participant's service to us.

Awards Already Granted Under the MIP

        To date, the only kinds of awards that have been granted under the MIP are restricted stock awards and stock options (none of which are incentive stock options). Information regarding the awards granted is provided below under the heading "New Plan Benefits"

Limitations On Transfer And Resale Of Shares

        Except as discussed below, no Benefit (other than unrestricted stock awards or vested restricted stock awards) may be transferred or assigned by the participant except in the event of the participant's death, and may only be exercised during the participant's lifetime, by the participant. If determined by the Committee, a participant may, in the manner established by the Committee, transfer awards (other than incentive stock options) to certain immediate family members or trusts for the benefit of such persons or other entities owned by such persons. In the event of the death of the participant, if determined by the Committee at the time of grant, stock options and stock appreciation rights may be exercised thereafter for some specified period of time by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the stock option or stock appreciation right passes by will or law.

        The resale of shares of Ordinary Common Stock acquired upon exercise or receipt of awards generally is not automatically restricted by the terms of the MIP, though in many cases restricted stock awards contain resale restrictions. All shares of Ordinary Common Stock or other securities delivered under the MIP pursuant to any award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the MIP, applicable federal or state securities laws and regulatory requirements.

        Unless sold pursuant to a Registration Statement filed by Magellan under the Securities Act of 1933, as amended (the "Securities Act"), generally recipients who are officers or directors of Magellan will, in order to resell any shares of Ordinary Common Stock acquired by them under the MIP, be required to observe the resale limitations of Rule 144 of the Securities Act. Magellan plans to file a Registration Statement registering under the Securities Act the issuance to participants in the MIP of shares purchased upon the exercise of options or otherwise purchased under the MIP, and shares of restricted stock already issued to Magellan's senior executive officers under the MIP are expected to also be registered for resale by such officers along with such registration. However, executive officers and directors are also subject to the share ownership reporting requirements and short-swing trading provisions of Section 16 of the Exchange Act. In addition, Magellan has adopted a "Stock Trading Policy" that restricts transactions by directors, officers and employees in Magellan securities, including providing that, in the case of directors, executive officers and certain other personnel, buying or selling of Ordinary Common Stock is permitted only during certain "window periods," generally following the release of quarterly or annual reports. The MIP prohibits transactions in shares awarded under the MIP that does not comply with this policy.

Amendment Or Termination Of The MIP

        Unless earlier discontinued or terminated by the Committee, no awards may be granted under the MIP after January 4, 2014. The MIP permits the Committee to amend, alter, suspend, discontinue or terminate the MIP at any time, except that stockholder approval of a majority of the voting power of Magellan's Ordinary Common Stock and Multi-Vote Common Stock, voting together as a single class, is required if the amendment will (i) increase the total number of shares of Ordinary Common Stock that may be issued through options under the MIP, (ii) increase the maximum number of shares that may be awarded to any participant under the MIP, (iii) change the types of business criteria on which performance-based awards are based, or (iv) modify the requirements as to eligibility for participation under the MIP. In addition, Nasdaq rules also require such stockholder approval for any "material amendment."

Additional Information

        The MIP is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the IRC.

        The foregoing is only a summary of certain provisions of the MIP and is qualified in its entirety by reference to the text of the MIP, which is attached hereto as Annex A.

PRINCIPAL PROVISIONS OF THE PERFORMANCE INCENTIVES IN THE EXECUTIVE EMPLOYMENT AGREEMENTS

        Magellan's senior executive officers before January 5, 2004 (Steven J. Shulman, Dr. Rene Lerer and Mark S. Demilio) entered into employment agreements with Magellan as January 5, 2004 in the form provided by the Reorganization Plan and providing for them to continue in their current positions. These employment agreements provided for the purchase by Mr. Shulman pursuant to the MIP of certain restricted shares of Ordinary Common Stock and for the grant to each such officer pursuant to the MIP of certain restricted shares of Ordinary Common Stock, all as of January 5, 2004, and for certain cash payments to such officers related to the income taxes incurred by them in connection with such transactions. See "BENEFITS UNDER THE NEW PLAN" below.

        The Executive Employment Agreements also provide the annual base salaries for the senior executives and performance-based target bonus opportunities of 100% of base salary for Mr. Shulman, 75% for Mr. Lerer and 60% for Mr. Demilio (each, the "Target Bonus"). The applicable performance targets for each year are fixed by the Board of Directors or a duly authorized committee thereof during the first quarter of the year after consultation with executive (the "Performance Targets"); provided that (i) the Performance Targets established with respect to the Target Bonus may not be less favorable than the corporate performance targets applicable to other bonus-eligible executives of Magellan and (ii) the other terms and conditions applicable to the Target Bonus may not be less favorable than those established for other bonus-eligible executives of Magellan. The performance criteria upon which the Performance Targets are based must be one or more of the performance criteria in the MIP. The executives will earn the applicable portion of the Target Bonus based on the achievement of the Performance Targets, as follows:

% Achievement of Performance Targets	% of Target Bonus Earned
80%	0%
100%	100%
120% (Mr. Shulman only)	200% (Mr. Shulman only)

The portion of Target Bonus earned by the executive must be determined on a straight line interpolated basis for Performance Target achievement between the percentages set forth above.

        The Board of Directors or a duly authorized committee thereof may, in its sole discretion, authorize Magellan to pay to the executive additional bonus amounts. Payments of any annual bonus must be made no later than the March 31 of the year following the year in which the bonus is earned (e.g., by March 31, 2005 for the bonus earned for 2004). The Target Bonus or applicable percentage thereof, if any, for a given year will be earned on December 31 of the applicable year and only if the executive's services continue at December 31 of such year, except in the case of death, in which case executive's estate or designated beneficiary shall be entitled to receive a pro rata portion of his Target Bonus for the year, or in the case of disability of the executive (unless the executive is entitled to long-term disability benefits), termination of his employment by the company without cause or resignation with good reason by the executive, in which case executive shall be entitled to a pro rata portion of his Target Bonus for the year plus two times his Target Bonus or, in the case of resignation by the executive for good reason in connection with a change of control of the Magellan, including at any time within a three year period following a change in control, three times his Target Bonus.

Additional Information

        The foregoing is only a discussion of the incentive provisions of the Executive Employment Agreements. The full text of the Executive Employment Agreements, including terms other than the performance incentives are reproduced as Exhibits 2.11, 2.12 and 2.13 to Magellan's Current Report on Form 8-K/A filed with the SEC on January 7, 2004, and a discussion thereof may be found below under the heading "Compensation of Directors and Executive Officers".

PRINCIPAL PROVISIONS OF THE DIRECTOR PLAN

Purpose

        The purpose of the Director Plan is to serve as part of an appropriate and efficient package of compensation arrangements intended to attract, retain and fairly compensate individuals with the appropriate skills and qualifications to serve as our directors while increasing participating directors' stock ownership in Magellan and thereby further aligning their interests and those of our stockholders.

        The Reorganization Plan provided for the composition of the initial Board of Directors of Magellan upon consummation of its reorganization and specifically provided that a majority of the Board members be independent directors. The initial Board members were selected by parties in interest in the reorganization proceeding, which included the Majority Stockholders. In order to help assure commonality of interest between directors and stockholders, an equity component of the director compensation arrangements was contemplated. On the date the Reorganization Plan became effective, when the initial Board of Directors was seated, it approved a compensation program for the independent Directors, including the principal terms of the equity compensation aspects, as described below. These terms were formalized in the Director Plan, which was approved by the Board on April 29, 2004. As an arrangement incident to the consummation of the Reorganization Plan and the seating of the new Board of Directors, consent of the Majority Stockholders to the principal terms of the Director Plan was given contemporaneously with the Board's initial action on the plan, as of January 5, 2004, satisfying the requirements of Nasdaq's listing standards for shareholder approval (applicable in this case because the Director Plan was adopted at the same time as the listing of Magellan's Ordinary Common Stock upon the consummation of the Reorganization Plan, rather than preceding consummation and a term of the Reorganization Plan as in the case of the MIP).

Number of Shares

        The Director Plan provides for one-time grants to eligible directors as of January 21, 2004 of 2,719 shares of Ordinary Common Stock, based on a formula providing for a fixed grant of 2,152 shares and the additional number of shares that equal $13,333 divided by the average closing price of the shares in trading on the Nasdaq for the 20 consecutive trading days following the Plan Effective Date. A total of 13,595 shares of Ordinary Common Stock have been issued under the Director Plan as of the date hereof. The Director Plan is only applicable to grants made before the 2005 Annual Meeting of Stockholders of Magellan and, except in circumstances where there is a change in the Board's composition before such time, no further issuances under the plan are contemplated. The Director Plan limits the aggregate number of shares of Ordinary Common Stock that may be issued under the plan to 20,000, subject to adjustment as determined by the Board of Directors in the event of any recapitalization, stock split, stock dividend, merger or consolidation in which Magellan is the surviving corporation or similar transaction.

Administration of Director Plan

        The Director Plan is administered by the Board of Directors in its discretion.

Eligibility

        Those directors of Magellan commencing service on the Board as of the Plan Effective Date or elected as directors of Magellan after that date and before our 2005 annual meeting of stockholders and who are not members of management and not associated with Onex are eligible to be selected by the Board of Directors to receive awards under the Director Plan. Five persons currently participate in the Director Plan.

Types of Awards

        The Director Plan permits the granting of awards of Ordinary Common Stock subject to certain restrictions on transfer and forfeiture of the shares granted.

Limitations On Transfer And Resale Of Shares

        Until January 5, 2006 or the earlier of the participant's death or the termination of the director's service as a director, other than in the case of a termination by reason of a removal of the director from office for cause (as provided in the Magellan certificate of incorporation as in effect on the time), the shares awarded under the Director Plan may not be sold or otherwise disposed of (except by operation of law as provided below), without the prior, written consent of the Board of Directors.

        Unless sold pursuant to a Registration Statement filed by Magellan under the Securities Act, Directors of Magellan will, in order to resell any shares of Ordinary Common Stock acquired by them under the Director Plan, be required to observe the resale limitations of Rule 144 of the Securities Act. Directors will also be subject to the share ownership reporting requirements and short-swing trading provisions of Section 16 of the Exchange Act. In addition, Magellan's "Stock Trading Policy" restricts the buying or selling of Ordinary Common Stock by directors to certain "window periods" following the issuance or quarterly and annual reports.

Additional Information

        The Director Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the IRC

Amendment Or Termination Of The Director Plan

        The Board of Directors may amend or terminate the Director Plan at any time.

Additional Information

        The foregoing is only a summary of certain provisions of the Director Plan and is qualified in its entirety by reference to the text of the Director Plan, which is attached hereto as Annex B.

CERTAIN FEDERAL INCOME TAX MATTERS

        Due to the complexity of the applicable provisions of the IRC, only general tax principles affecting awards which may be granted under the MIP and the Director Plan are described below. The general tax principles discussed below are subject to changes that may be brought about by future legislation or by regulations and administrative rulings, which may be applied on a retroactive basis. Participants receiving Benefits under the MIP or Ordinary Common Stock under the Director Plan may be subject to state or local income taxes.

Management Incentive Plan

Incentive Stock Options.

        Options granted under the MIP may be "incentive stock options" within the meaning of Section 422 of the IRC. To qualify as an incentive stock option, an option must meet certain conditions specified in the IRC. We believe that under currently applicable provisions of the IRC, as a general rule:

  •
  At the time an incentive stock option is granted, the optionholder will not recognize any taxable income.

  •
  At the time of exercise of the option, no income will be realized by the optionholder for purposes of the regular income tax.

  •
  If Ordinary Common Stock received upon exercise of an incentive stock option is sold or otherwise disposed of more than two years from the date the option was granted and more than one year after the transfer of shares of Ordinary Common Stock to the optionholder upon the exercise of the option, then:

  (a)
  The difference between the option exercise price paid and the sale price paid to the optionholder for the shares will result in long-term capital gain or loss to the optionholder.

  (b)
  No deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the option.

  •
  If Ordinary Common Stock is sold or otherwise disposed of before the two-year holding period described above is satisfied (a "Disqualifying Disposition"), then:

  (a)
  The optionholder will recognize ordinary income at the time of the sale or other disposition in an amount equal to the lesser of (i) the difference between the option exercise price and the fair market value of the shares at the time the option was exercised and (ii) the difference between the option exercise price and the amount realized upon the sale or other disposition of the shares. Additionally, the optionholder will recognize short-term or long-term capital gain, depending upon whether the holding period for the shares is more or less than one year, to the extent of any excess of the amount realized upon the sale or other disposition of the shares over the fair market value of the shares upon exercise of the option.

  (b)
  Magellan will be allowed a tax deduction at the time and in the amount of the ordinary income recognized by the optionholder if and to the extent the amount satisfies the general rules concerning deductibility of compensation. Magellan may also be required to withhold income tax in the amount of ordinary income recognized by the optionholder and to report the amount to the Internal Revenue Service.

    (c)
    Special rules may apply to optionholders who are subject to Section 16(b) of the Exchange Act. Such optionholders should consult their own tax counsel regarding these special rules.

    (d)
    Different rules apply to optionholders who are subject to the alternative minimum tax. For example, the amount by which the fair market value of the stock acquired by exercising an incentive stock option exceeds the exercise price is considered a "preference" and included in the calculation of alternative minimum tax. An optionholder granted incentive stock options subject to the alternative minimum tax should consult his or her own tax counsel regarding the effect of the AMT.

        The MIP provides that in lieu of cash an optionholder may, with the approval of the Committee, exercise his or her option by tendering shares of Magellan stock that the optionholder owns. Upon such an exercise, the optionholder generally will recognize no gain or loss with respect to the tendered shares (except possibly for purposes of the alternative minimum tax). However, if the shares tendered as payment of the option exercise price were themselves acquired upon exercise of an incentive stock option, then to avoid gain or loss the optionholder must have held the tendered shares for at least two years from the date the option for the tendered shares was granted and at least one year after the transfer of the tendered shares to the optionholder upon the exercise of the option. No income will be realized by the optionholder upon the receipt of additional shares of Ordinary Common Stock as a result of exercising the newer option. The optionholder's basis for the number of shares acquired will be the same as the basis in the tendered shares, and additional shares acquired by the optionholder will upon exercise of the newer option have a zero basis (or if the amount, if any, actually paid for such shares).

Non-Incentive Stock Options.

        Options may also be granted under the MIP that do not qualify as incentive stock options under Section 422 of the IRC. All our options granted to date are not incentive stock options. We believe that under currently applicable provisions of the IRC, as a general rule:

  •
  At the time a non-incentive option is granted, the optionholder will not recognize any taxable income.

  •
  Upon the exercise of the option, the optionholder will recognize ordinary income in the amount by which the fair market value of the Ordinary Common Stock at the time of exercise exceeds the option exercise price.

  •
  If the optionholder pays the option exercise price by tendering other shares of Ordinary Common Stock then owned by the optionholder, the optionholder will recognize ordinary income in an amount equal to the excess of the fair market value of the shares received upon exercise of the option over the fair market value of the shares tendered by the optionholder as payment of the option exercise price.

  •
  Magellan will be allowed an income tax deduction in the amount that, and for the taxable year of the optionholder in which the optionholder recognizes ordinary income, to the extent such amount satisfies the general rules concerning deductibility of compensation. Magellan will report the amount of such income to the Internal Revenue Service and withhold or otherwise collect income tax upon the amount as required by the IRC.

  •
  If the optionholder pays the option exercise price in cash, the optionholder's tax basis in the shares received will be equal to the sum of the option exercise price plus the amount that the optionholder is required to recognize as income as a result of the exercise of the option. If the optionholder pays the option exercise price by tendering other shares of Ordinary Common Stock then owned by the optionholder, the optionholder will not recognize gain or loss on the tendered shares, but the optionholder's original tax basis for such number of acquired shares equal to the number of shares tendered as payment will be the same as the optionholder's adjusted tax basis for the tendered shares. Any additional shares acquired upon exercise of the option will have a tax basis equal to the sum of the amount paid in cash, if any, plus any amount that the optionholder is required to recognize as income as a result of the exercise of the option.

  •
  When an optionholder sells shares acquired by the exercise of a non-incentive option, the difference between the amount received and the adjusted tax basis of the shares will be gain or loss. Such gain will be long-term or short-term capital gain, depending upon whether the holding period for such shares is more or less than one year.

  •
  The holding period for shares acquired for capital gains purposes is generally measured from the time the option is exercised. However, if an option is exercised by tendering shares, the holding period for the acquired shares having the same basis as tendered shares will include the period during which the tendered shares were held.

  •
  Special rules may apply to optionholders who are subject to Section 16(b) of the Exchange Act.

        The MIP provides that the Committee, subject to its discretion, applicable law and such terms and conditions as it may adopt, may permit an optionholder to satisfy the tax obligation resulting from exercise of a non-incentive option, in lieu of cash, by (i) electing to have us withhold a portion of the shares of Ordinary Common Stock deliverable upon exercise of an option with a fair market value equal to the amount of the tax obligation or (ii) delivering to us such shares already owned by the optionholder with a fair market value equal to the amount of the tax obligation. The election must be made on or before the date that the amount of tax to be withheld is determined. Shares of Ordinary Common Stock withheld by us may be treated as if first issued to the optionholder upon exercise of the option, resulting in gain as described above, and then resold to us, which may result in additional gain or loss.

Stock Appreciation Rights.

        The tax consequences of the grant of a stock appreciation right are generally as follows: At the time a stock appreciation right is granted, an optionholder will not recognize any taxable income. At the time of exercise of a stock appreciation right, the optionholder will recognize ordinary income equal to the cash or the fair market value of the shares of Ordinary Common Stock received at that time. Generally, the optionholder will have a basis in any shares received equal to the fair market value at the time the optionholder recognizes ordinary income as a result of exercising the stock appreciation right.

        Any additional gain or loss recognized on a subsequent sale or exchange of the shares will qualify as a capital gain or loss. The holding period for shares acquired by exercising a stock appreciation right, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, depending upon whether the holding period is more or less than one year, will begin at the time of the exercise of the stock appreciation right.

        Subject to the general rules concerning deductibility of compensation, Magellan will be allowed an income tax deduction in the amount that, and for the taxable year of the holder in which the holder of a stock appreciation right recognizes ordinary income upon the exercise of a stock appreciation right.

        Special rules may apply to holders of stock appreciation rights whose trading in shares is restricted by Section 16(b) of the Exchange Act.

Restricted Stock Awards.

        The tax consequences of the grant and vesting of restricted stock awards are generally as follows. Ordinary Common Stock issued in connection with a restricted stock award is subject to a substantial risk of forfeiture and as such is not subject to taxation on the date restricted stock is granted, unless the holder makes an election under Section 83(b) of the IRC.

        At the end of the restricted period, the holder of a restricted stock award will be able to sell, exchange or otherwise dispose of the Ordinary Common Stock issued in connection with the award. If the holder has not made a Section 83(b) election as described below, the holder will recognize ordinary income equal to the fair market value of the Ordinary Common Stock at the time the restrictions lapse. The holder will have a basis in the Ordinary Common Stock received equal to its fair market value at the time the holder recognizes ordinary income as a result of the lapse of the restrictions. Any additional gain recognized on a subsequent sale or exchange of the Ordinary Common Stock will not be ordinary income but will qualify as a capital gain. The holding period for shares acquired in connection with a restricted stock award, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, depending upon whether the holding period is more or less than one year, will begin when the holder recognizes ordinary income.

        Section 83(b) of the IRC also provides that a holder may elect, not later than 30 days after the date the restricted stock award is originally made, to include as ordinary income the fair market value of the Ordinary Common Stock at the time of transfer of such shares. In that case, the holder's basis in the Ordinary Common Stock will equal its fair market value at such time. Any future appreciation in the fair market value of the Ordinary Common Stock will be a capital gain as described above. If the Ordinary Common Stock subsequently is forfeited under the terms of the restricted stock award, the holder will not be allowed an ordinary income tax deduction with respect to such forfeiture.

        Subject to the general rules concerning deductibility of compensation, Magellan will be allowed an income tax deduction in the amount that, and for the taxable year of the holder in which the holder recognizes ordinary income in connection with a restricted stock award.

        Dividends, if any, received by the holder before the end of the restricted period will be taxed as ordinary income to the holder and also will be deductible by us subject to the foregoing general rules concerning deductibility of compensation.

Performance Awards and Restricted Stock Units.

        The tax consequences of the grant and any payment with respect to a performance award or stock unit (collectively referred to in this document as "deferred awards") are as follows. At the time a deferred award is granted, the holder will not recognize any taxable income. At the time a deferred award matures (i.e., is paid), the holder will recognize ordinary income equal to the cash or fair market value of the Ordinary Common Stock received by the holder at that time. The holder will have a basis in any shares received equal to the fair market value of the shares at the time the holder recognizes ordinary income as a result of the maturity of a deferred award. Any additional gain recognized on a subsequent sale or exchange of the shares will not be compensation but will qualify as a capital gain. The holding period for shares acquired upon maturity of a deferred award, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, depending upon whether the holding period is more or less than one year, shall begin upon the maturity of the deferred award.

        Subject to the general rules concerning deductibility of compensation, Magellan will be allowed an income tax deduction in the amount that, and for the taxable year of the holder in which the holder recognizes ordinary income upon the maturity of a deferred award.

        Special rules apply holders of deferred awards whose trading in shares is restricted by Section 16(b) of the Exchange Act.

Change In Control.

        Payments or other benefits resulting from Benefits, including acceleration of the exercisability of options and the lapse of restrictions with respect to restricted stock awards granted under the MIP, if a result of "change in control" provisions in award agreements or other arrangements, may be compensatory payments that, when made to certain defined individuals (such as Magellan's executive officers), may be deemed to be "parachute payments" within the meaning of Section 280G of the IRC. Section 280G provides that, if parachute payments to an individual equal or exceed three times the individual's base amount (as described below), the excess of the parachute payments over the base amount (the "excess parachute payments") will not be deductible by us and will be subject to a 20% excise tax payable by the individual. In addition, under the Executive Employment Agreements, the Company is obligated to make additional cash payments to "gross up" the Executives for any such excise tax under Section 280G so that they will receive the same benefit from their awards as if such excise tax were not applicable, which gross up payments would also be nondeductible to the Company as excess parachute payments. As used in Section 280G, base amount is the individual's average annual compensation over the five taxable years preceding the taxable year in which change in control occurs. It should also be noted that excess parachute payments generally reduce the $1,000,000 deduction limitation under Section 162(m) of the IRC.

Director Plan

        The tax consequences of the grant of restricted stock awards on the terms provided by the Director Plan are generally as follows. Ordinary Common Stock issued in connection with a restricted stock award is treated as compensation for services rendered and the holder will recognize ordinary income equal to the fair market value of the Ordinary Common Stock at the time of grant. The holder will have a basis in the Ordinary Common Stock received equal to the amount of ordinary income so recognized. Any additional gain recognized on a subsequent sale or exchange of the Ordinary Common Stock will not be ordinary income but will qualify as a capital gain. The holding period for shares acquired in connection with a restricted stock award, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, depending upon whether the holding period is more or less than one year, will begin when the holder recognizes ordinary income.

        Subject to the general rules concerning deductibility of compensation, Magellan will be allowed an income tax deduction in the amount that, and for the taxable year of the holder in which the holder recognizes ordinary income in connection with a restricted stock award.

        Dividends, if any, received by the holder before the end of the restricted period will be taxed as ordinary income to the holder and also will be deductible by us subject to the foregoing general rules concerning deductibility of compensation.

Possible Impact of New Tax Legislation

        In October of this year, the Congress enacted and the President signed the American Jobs Creation Act of 2004 (the "Jobs Act"), which, among other things, places numerous requirements on deferred compensation arrangements. Although both the MIP and the Director Plan are designed as incentive and not deferred compensation plans, some Awards under the Plan may be considered to involve deferred compensation arrangements that are subject to the Jobs Act's requirements. As a result, the Jobs Act may modify the tax treatment of existing and future awards under the MIP and may require conforming changes in the Plan and/or Awards, possibly including Awards already made under the Plan. The general tax principles described above do not reflect the requirements of the Act and the regulations to be promulgated thereunder. Failure of deferred compensation arrangements to comply with these new requirements can subject the recipient of the deferred compensation (but not the Company) to income tax at any earlier time than provided by pre-existing tax law and/or to significant tax penalties. In particular, the Jobs Act appears to cover stock options granted to participants which have an exercise price less than fair market value on the date of grant and which were not fully vested on or before December 31, 2004. Depending on what further guidance is issued from the Treasury Department regarding options subject to the Jobs Act, the terms of such options may have to be significantly modified, or replacement of such options with different Awards or arrangement may be appropriate, in order to comply with the new deferred compensation rules so as to avoid the penalty taxes provided by the Act. It is anticipated that some guidance on the relevant issues will be issued by the Treasury Department before the end of 2004 and that some transition period will be provided during which the MIP or Awards outstanding under the MIP may be altered or replaced with alternative incentive arrangements so as to conform to the requirements of the Act without the incurrence of a tax or penalty.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT(1)

Security Ownership of Management

Ordinary Common Stock

        The following table sets forth as of October 31, 2004 information concerning the beneficial ownership of Ordinary Common Stock by Magellan's: (i) current directors, (ii) chief executive officer during the last completed fiscal year and the four most highly compensated executive officers, other than the chief executive officer, who were serving as of the end of the last completed fiscal year (collectively, the "Named Executive Officers") and (iii) current directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class(3)
Steve Shulman(4)	167,926	*
René Lerer, M.D.(5)	50,378	*
Robert M. LeBlanc(6)	5,166	*
Mark L. Hilson(6)	4,583	*
Saul E. Burian(7)	2,719	*
Michael Diament(7)	2,719	*
Michael P. Ressner(7)	2,719	*
William J. McBride(7)	2,719	*
Robert Haft(7, 8)	85,573	*
Mark Demilio(9)	33,649	*
Henry T. Harbin, M.D.(10)	206	*
Megan Arthur(11)	6	*
All directors and executive officers as a group(12 persons)(12)	358,395	1.3%

*
Less than 1.0 percent of total outstanding.

(1)
Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Magellan believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. This table is based upon information supplied by the directors and executive officers.

(2)
Shares shown as beneficially owned do not include shares that may be acquired upon the exercise of stock options issued under the MIP, as no such options held by the indicated individuals are exercisable within 60 days of October 31, 2004.

(3)
Based on an aggregate of 26,883,016 shares of Ordinary Common Stock issued and outstanding as of October 31, 2004 plus, in determining percentage ownership, shares that are considered to be beneficially owned as a result of the ability to exercise warrants that are exercisable by the individuals involved within 60 days plus the number of shares of Ordinary Common Stock issuable in respect of the conversion into shares of Ordinary Common Stock of shares of the outstanding Multi-Vote Common Stock on such date, which are so convertible at any time.

(4)
Represents 83,963 shares of restricted stock granted to Mr. Shulman under the MIP, and an additional 83,963 shares purchased by Mr. Shulman under the MIP, as stipulated in his employment agreement. Mr. Shulman exercises sole voting power in respect of such 167,926 shares in accordance with the MIP, but may not dispose of such shares until vested in accordance therewith.

(5)
Represents restricted stock granted to Dr. Lerer under the MIP as to which Dr. Lerer exercises sole voting power, in accordance with the MIP, but which he may not dispose of until vested in accordance therewith.

(6)
Represents the shares of Ordinary Common Stock considered beneficially owned by Messrs. Hilson and LeBlanc by reason of pecuniary interests held by them in shares of Multi-Vote Common Stock owned by Onex. Excludes the remaining shares of Multi-Vote Common Stock owned by Onex, of which Messrs. Hilson and LeBlanc could be deemed beneficial owners by virtue of their positions as executives of Onex but as to which they disclaim beneficial ownership. See below.

(7)
Represents 2,719 shares granted to directors who are neither employees of Magellan nor affiliated with Onex as additional compensation for their services on behalf of Magellan pursuant to the Director Plan, as to which such directors exercise sole voting power but which they may not dispose of until January 5, 2006 or the earlier termination as service as directors (other than upon removal for cause).

(8)
Robert Haft is the Principal Manager of Morgan Noble LLC, which owns 82,854 shares of Ordinary Common Stock. Mr. Haft maintains a 95 percent economic interest in Morgan Noble LLC, and his spouse has an in the remaining 5 percent economic interest of Morgan Noble LLC. Mr. Haft maintains voting and dispositive power with respect to these shares.

(9)
Represents 33,585 shares of restricted stock granted to Mr. Demilio under the MIP, as stipulated in his employment agreement, as to which Mr. Demilio exercises sole voting power, but which he may not dispose of until vested in accordance therewith, plus 32 shares acquired by him as part of the Reorganization Plan in respect of pre-reorganization shares of common stock owned by him plus 32 additional shares which Mr. Demilio has the right to purchase pursuant to the immediately exercisable warrants he received under the Reorganization Plan in respect of shares of pre-reorganization share of common stock owned by him.

(10)
Although a Named Executive Officer, Dr. Harbin ceased as of the Plan Effective Date to serve as Chairman of the Board of Directors. On the Plan Effective Date, the shares of Magellan's previously authorized common stock owned by Dr. Harbin were converted in accordance with the Reorganization Plan into 103 shares of Ordinary Common Stock and warrants to purchase another 103 shares of Ordinary Common Stock.

(11)
Although a Named Executive Officer, as of July 2, 2004, Ms. Arthur resigned as an officer of and terminated her employment by Magellan. In connection therewith, she forfeited the options for shares of Ordinary Common Stock that had been issued to her under the MIP. On the Plan Effective Date, the shares of Magellan's previously authorized common stock owned by Ms. Arthur were converted in accordance with the Reorganization Plan into 6 shares of Ordinary Common Stock and warrants to purchase another 6 shares of Ordinary Common Stock.

(12)
Excludes Dr. Harbin and Ms. Arthur, neither of whom is a director or executive officer of Magellan currently. Includes the shares listed above plus 16 shares and immediately exercisable warrants to purchase another 16 shares acquired by an executive officer as part of the Reorganization Plan in respect of pre-reorganization shares of common stock owned by such executive officer. See note 3 regarding the calculation of the shares outstanding or considered outstanding for purposes of determining the percentage of the class of Ordinary Common Shares beneficially owned by such directors and officers as a group.

Multi-Vote Common Stock

        The following table sets forth information as of October 31, 2004 concerning the beneficial ownership of Multi-Vote Common Stock by Magellan's: (i) current directors, (ii) Named Executive Officers and (iii) current directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)	Percent of Class (3)
Steve Shulman	—	—
René Lerer, M.D.	—	—
Robert M. LeBlanc(4)	5,166	*
Mark L. Hilson(4)	4,583	*
Saul E. Burian	—	—
Michael Diament	—	—
Michael P. Ressner	—	—
William J. McBride	—	—
Robert Haft	—	—
Mark Demilio	—	—
Henry T. Harbin, M.D.	—	—
Megan Arthur	—	—
All directors and executive officers as a group (12 persons)(5)	9,749	*

*
Less than 1.0 percent of total outstanding.

(1)
Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Magellan believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. This table is based upon information supplied by the directors and executive officers.

(2)
No options to purchase Multi-Vote Common Stock have been granted.

(3)
Based on an aggregate of 8,487,750 shares of Multi-Vote Common Stock issued and outstanding as of October 31, 2004.

(4)
Represents the shares of Multi-Vote Common Stock considered beneficially owned by Messrs. Hilson and LeBlanc by reason of pecuniary interests held by them in shares of Multi-Vote Common Stock owned by Onex. Excludes the remaining shares of Multi-Vote Common Stock owned by Onex, of which Messrs. Hilson and LeBlanc could be deemed beneficial owners by virtue of their positions as executives of Onex but as to which they disclaim beneficial ownership. See below.

(5)
Excludes Dr. Harbin and Ms. Arthur, neither of whom is a director or executive officer of Magellan currently.

Security Ownership of Certain Beneficial Owners

        The following table sets forth certain information as of October 31, 2004 (except as otherwise noted) with respect to any person known by Magellan to be the beneficial owner of more than five percent of the outstanding Ordinary Common Stock or Multi-Vote Common Stock:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Multi-Vote Common Stock	Magellan Holdings L.P. 712 Fifth Avenue New York, NY 10019	8,487,750	100.0%
Ordinary Common Stock	Magellan Holdings L.P.(2) 712 Fifth Avenue New York, NY 10019	8,487,750	24.0%
Ordinary Common Stock	Amalgamated Gadget LP(3) 301 Commerce Street Suite 2975 Fort Worth, TX 76102	2,459,431	9.1%
Ordinary Common Stock	Paul Tudor Jones(4) c/o Tudor Investment Corporation 1275 King Street Greenwich, CT 06831	2,457,283	9.1%
Ordinary Common Stock	Daniel S. Loeb/Third Point Management Co LLC(5) 360 Madison Avenue 24th Floor New York, NY 10017	2,338,790	8.7%

(1)
The information regarding the beneficial ownership of Common Stock by such individual or entity is included herein in reliance on its report filed with the SEC, except that the percentage of Common Stock beneficially owned is based upon Magellan's calculations made in reliance upon the number of shares of Common Stock reported to be beneficially owned by such person or entity in such report (including shares which may be acquired within 60 days) and 26,883,016 shares of Ordinary Common Stock and 8,487,750 shares of Multi-Vote Common Stock issued and outstanding as of October 31, 2004.

(2)
Based upon information set forth in a Schedule 13D filed with the SEC on January 16, 2004 and a Form 4 filed with the SEC on July 1, 2004. Shares of Ordinary Common Stock are issuable upon conversion of shares of Multi-Vote Common Stock. Onex Corporation is the general partner of Onex Partners GP, Inc. ("Partners GP"), which is the general partner of Onex Partners GP LP ("Partners GP LP"), which is the general partner of Onex Partners LP ("Partners"), which is the general partner of Magellan Holdings L.P. ("Holdings"). All of the shares beneficially owned by Holdings may be deemed beneficially owned by each of Partners, Partners GP LP, Partners GP and Onex Corporation. Mr. Gerald W. Schwartz is the Chairman of the Board of Directors, President and Chief Executive Officer of Onex Corporation. Mr. Schwartz, as with the entities above (collectively, the "Reporting Persons"), may be deemed a beneficial owner of the shares of the Ordinary Common Stock beneficially owned by the other Reporting Persons, but disclaims beneficial ownership of such shares. These converted shares were added to the amount of currently issued and outstanding Ordinary Common Stock noted above in (1) in order to determine the percent of class beneficially owned by Holdings. Holdings shares voting and dispositive power of all shares with the other Reporting Persons.

(3)
Based upon information set forth in a Schedule 13G filed with the SEC on January 8, 2004. Amalgamated Gadget LP has sole voting and dispositive power of all shares.

(4)
Based upon information set forth in a Schedule 13G filed with the SEC on January 12, 2004. Amount includes 181,003 shares owned directly by Tudor Proprietary Trading, LLC ("TPT"), 10,582 shares owned by The Altar Rock Fund LP ("Altar Rock"), 1,932,805 shares owned by The Raptor Global Portfolio, Ltd. ("Raptor Portfolio") and 332,893 shares owned by The Tudor BVI

  Global Portfolio, Ltd. ("BVI Portfolio"). Tudor Investment Corporation ("TIC") is the sole general partner of Altar Rock and provides investment advisory services to Raptor Portfolio and BVI Portfolio. As such, TIC may be deemed to beneficially own the shares of Ordinary Common Stock owned by each of Altar Rock, Raptor Portfolio and BVI Portfolio. TIC expressly disclaims such beneficial ownership. In addition, because Paul Tudor Jones is the controlling shareholder of TIC and the indirect controlling shareholder of TPT, Mr. Jones may be deemed to beneficially own the shares of Ordinary Common Stock deemed beneficially owned by TIC and TPT. Mr. Jones expressly disclaims such beneficial ownership.

(5)
Based upon information set forth in Amendment No. 1 to a Schedule 13 D filed with the SEC on August 20, 2004. Third Point Management Company LLC shares voting and dispositive power of all shares with Daniel S. Loeb, the managing member of the company.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

        The following table sets forth, for the fiscal year ended December 31, 2003, the two preceding fiscal years ended September 30, 2002 and 2001, respectively, and the three-month transition period ended December 31, 2002, the compensation paid by Magellan to the Named Executive Officers.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Year Ended (1)	Salary ($)		Bonus ($)		Securities Underlying Options/ SARS (#) (2)	All Other Compensation ($) (3)
Steven J. Shulman, Chief Executive Officer and Chairman of the Board of Directors(4)	12-03 12-02 9-02 9-01	$	— — — —	$	— — — —	— — — —
René Lerer, M.D., President and Chief Operating Officer(5)	2-03 12-02 9-02 9-01		— — — —		— — — —	— — — —	— — — —
Mark S. Demilio, Executive Vice President, Chief Financial Officer(6)	12-03 12-02 9-02 9-01		400,000 105,417 324,375 310,333		66,660 25,000 50,000 30,000	— — — —	5,981 — 38,000 38,630
Henry S. Harbin, M.D. former Chairman of the Board of Directors(7)	12-03 12-02 9-02 9-01		516,667 150,000 600,000 800,000		— — — —	— — 100,000	5,837 — 103,000 159,195
Megan M. Arthur, former Executive Vice President, General Counsel(8)	12-03 12-02 9-02 9-01		260,000 65,000 245,417 200,833		21,665 — — 7,374	— — — 12,000	5,958 — 31,929 21,771

(1)
The information presented for the period designated 12-02 represents the three month period from September 30, 2002 to December 31, 2002 due to the change of Magellan's fiscal year end.

(2)
Represents the number of stock options granted during the period under Magellan's pre-reorganization stock option plans.

(3)
For the year ended December 31, 2003, includes contributions by Magellan to its 401(k) plans.

  For the year ended September 30, 2002, includes: (i) contributions to Magellan's 401(k) plans of $5,500, $5,500 and $6,079 for Dr. Harbin, Mr. Demilio and Ms. Arthur, respectively, and

  (ii) contributions by Magellan deposited in trust pursuant to Magellan's SAP of $97,500, $32,500 and $25,850 for Dr. Harbin, Mr. Demilio and Ms. Arthur, respectively, for the calendar year 2002.

  For the year ended September 30, 2001, includes: (i) contributions to Magellan's 401(k) plans of $3,195, $6,130 and $5,571 for Dr. Harbin, Mr. Demilio and Ms. Arthur, respectively and (ii) contributions by Magellan deposited in trust pursuant to Magellan's SAP of $156,000, $32,500 and $16,200 for Dr. Harbin, Mr. Demilio and Ms. Arthur, respectively, for the calendar year 2001.

(4)
Mr. Shulman became Chief Executive Officer in December 2002. In fiscal 2003, he was compensated by Healthcare Partners, Inc. ("HPI"), which in turn was paid by Magellan via a consulting agreement. See further discussion of the HPI consulting agreement under the heading "Certain Relationships and Related Transactions" below.

(5)
Dr. Lerer became Chief Operating Officer in January 2003 and President in October 2003. In fiscal 2003, he was compensated by HPI, which in turn was paid by Magellan via a consulting agreement. Dr. Lerer entered into an employment agreement with Magellan on the Plan Effective Date. See "Employment Agreements" below.

(6)
Mr. Demilio became Executive Vice President, Chief Financial Officer in October 2001. He currently also serves as Acting General Counsel. See footnote 8.

(7)
Dr. Harbin's tenure as Chairman of the Board of Directors extended until the Plan Effective Date.

(8)
Ms. Arthur served as Executive Vice President, General Counsel from October 2001 to July 2, 2004. Mr. Demilio currently serves as Acting General Counsel.

Option/SAR Grants in Last Fiscal Year

        There were no grants of options to purchase Magellan pre-reorganization common stock or stock appreciation rights in fiscal 2003. All such outstanding options were canceled at the Plan Effective Date.

        However, in January and February of 2004, in connection with the consummation of Magellan's Reorganization Plan, options to purchase shares of the Ordinary Common Stock (but no stock appreciation rights) were granted under the MIP to Named Executive Officers as follows (no such award having been made to Mr. Harbin, who ceased to serve as Chairman of the Board, as of the Plan Effective Date) and subsequently during 2004 additional options to purchase a total of 65,100 shares of Ordinary Common Stock were granted to other officers and employees:

Individual Grants During 2004 (through October 31, 2004)
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Percentage of Total Options Granted to Employees During 2004
Number of Securities Underlying Options/SARs Granted (#)
Exercise or Base Price ($ / Share) (2)
Name					Expiration Date	5% Assumed Rate	10% Assumed Rate
Steven J. Shulman	413,002(3 619,505(4 413,004(5	) ) )	9.52 14.28 9.52	$11.91 10.43 11.91	1/5/2014 1/5/2014 1/5/2014	$10,890,863 17,253,214 10,890,915	$20,253,618 31,297,393 20,253,716
René Lerer, M.D.	247,802(3 371,703(4 247,802(5	) ) )	5.71 8.57 5.71	11.91 10.43 11.91	1/5/2014 1/5/2014 1/5/2014	6,534,539 1 10,351,929 6,534,539	2,152,210 18,778,436 12,152,210
Mark S. Demilio	165,201(3 247,802(4 165,201(5	) ) )	3.81 5.71 3.81	11.91 10.43 11.91	1/5/2014 1/5/2014 1/5/2014	4,356,350 6,901,286 4,356,350	8,101,457 12,518,957 8,101,457
Megan M. Arthur(7)	26,664(6 13,336(7	) )	0.61 0.31	12.39 23.52	1/5/2014 2/4/2014	838,050 270,721	1,529,980 616,790

(1)
Magellan is required by the Securities and Exchange Commission to use a 5.0 percent and 10.0 percent assumed rate of appreciation over the term of exercise of the options granted, which is ten years, for purposes of indicating the potential realizable value of the options granted. This does not represent Magellan's estimate or projection of the future Ordinary Common Stock price. If the Ordinary Common Stock does not appreciate or depreciates, the Named Executive Officers will receive lesser or no benefits from the options.

(2)
The exercise price of all of the option grants shown in this table, other than the grants to Ms Arthur, were determined pursuant to the respective employment agreements of the officers, as established under Magellan's Reorganization Plan based on valuations of the shares made in 2003 in anticipation of the Reorganization in accordance with the Reorganization Plan, and such options, in accordance with such requirements, were issued on the Plan Effective Date (January 5, 2004) and, accordingly, before the Ordinary Common Stock began trading. The closing price of the Ordinary Common Stock on the first day of trading of the stock, January 6, 2004, was $27.00 per share and, consequently, the exercise price was below the trading price at the time of issuance of these options. The exercise price of the option for 26,664 shares granted to Ms. Arthur was determined by the Board of Directors on the Plan Effective Date based on a valuation of the shares made in connection with the Reorganization Plan, likewise before the Ordinary Common Stock began trading and, consequently, was below the trading price of the shares at the time the option was issued. The exercise price of the option for 13,336 shares granted to Ms. Arthur was determined by the Board of Directors on the Plan Effective Date based on 85% of the average closing price of the shares of Ordinary Common Stock in Nasdaq Stock Market trading over the 20 trading days following the Plan Effective Date, when the options were issuable, which subsequently equaled $23.52 per share and, consequently, was below the trading price of the shares at the time the option was issued.

(3)
These options vest in 33 percent increments on January 5 of each of 2005, 2006 and 2007. They are exercisable prior to January 5, 2011 only if the market price of the Ordinary Common Stock has increased from January 5, 2004 through the determination date at a cumulative rate of 16 percent per annum, with daily compounding, over $11.91 per share. The determination of whether these options are exercisable shall be determined on each trading day occurring on or after a vesting date and shall be based on the average closing prices of the Ordinary Common Stock for each of the 20 consecutive trading days ending on each such determination date. In all events, the options fully vest and are exercisable on January 5, 2011.

(4)
These options vest in 33 percent increments on January 5 of each of 2005, 2006 and 2007. Options are exercisable prior to January 5, 2011 only if the market price of the common stock has increased from January 5, 2004 through the determination date at a cumulative rate of 10 percent per annum, with daily compounding, over $11.91 per share. The determination of whether these options have become exercisable shall be determined on each trading day occurring on or after a vesting date and shall be based on the average closing prices of the common stock for each of the 20 consecutive trading days ending on each such determination date. In all events, options shall become fully vested and exercisable on January 5, 2011.

(5)
These options vest, and become exercisable, in 33 percent increments on January 5 of each of 2005, 2006 and 2007.

(6)
These options vest, and become exercisable, in 25 percent increments on each of January 5, 2006 and 2007, and 50 percent on January 5, 2008. See note 7 below.

(7)
These options vest, and become exercisable, in 25 percent increments on January 5 of each of 2005, 2006, 2007 and 2008.

(8)
Ms Arthur resigned as an officer and employee of Magellan on July 2, 2004 and, in connection therewith, forfeited all of her option grants.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

        No Named Executive Officer exercised options to purchase shares of pre-reorganization common stock of Magellan during the fiscal year ended December 31, 2003. The pre-reorganization common stock and all outstanding options to purchase shares of stock were canceled, without any payment therefor, as of the Plan Effective Date. The following table sets forth the number and value of outstanding options to purchase pre-reorganization common stock of Named Executive Officers as of

December 31, 2003. No options held by any Named Executive Officer were "In-the-Money Options" as of December 31, 2003.

					Value of Unexercised In-the-Money Options/SARs at December 31, 2003 ($) (1)
	Shares Acquired on Exercise (#)		Number of Securities Underlying Unexercised Options/SARs at December 31, 2003
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Steven J. Shulman	—	—	—	—	—	—
René Lerer, M.D.	—	—	—	—	—	—
Mark S. Demilio	—	—	205,000	—	—	—
Henry T. Harbin, M.D.	—	—	563,068	—	—	—
Megan M. Arthur	—	—	49,664	—	—	—

(1)
The closing price per share for the pre-reorganization common stock of Magellan as reported on the Over-the-Counter Bulletin Board on December 31, 2003 was $0.08.

        As detailed below under "New Plan Benefits," upon consummation of Magellan's Reorganization Plan on January 5, 2004, the MIP became effective and restricted stock awards and stock options were issued to Magellan's senior executive officers under the MIP, as provided by the Executive Employment Agreements, which simultaneously became effective. In addition, in connection with consummation of the Reorganization, the Board of Directors approved the issuance of options under the MIP to certain other Named Executive Officers and other officers, which options were issued in January and February 2004. Subsequently, during the course of 2004, additional options were issued under the MIP to other officers and key employees. None of such options were exercisable when issued or became exercisable in 2004. Information on the aggregate awards made under the MIP is included below under "New Plan Benefits." No other equity-based incentive awards (including any stock appreciation rights, either free-standing or associated with options) have been made by Magellan to any other employee in 2004.

Compensation of Directors

        In return for their services on behalf of Magellan as directors, individuals who serve as members of the Board of Directors other than those members who are employees of either Magellan or Onex (or their respective affiliates) receive the compensation listed below:

  (a)
  An annual payment equaling $25,000, payable on a quarterly basis;

  (b)
  An annual payment equaling $15,000, payable on a quarterly basis, to each member of the Audit Committee;

  (c)
  An annual payment equaling $10,000, payable on a quarterly basis, to each of the Audit Committee Chairman and the Compensation Committee Chairman;

  (d)
  $2,000 for each Board of Directors meeting attended by the member in person;

  (e)
  $1,000 for each Board of Directors meeting attended by the member via telephone; and

  (f)
  $1,000 for each Committee meeting attended, whether such meeting is attended in person or via telephone.

        In addition, under the Director Plan, as further compensation for the services of those directors commencing service on the Board of Directors in 2004 who were not members of management and not associated with Onex, they were granted 2,719 shares of Ordinary Common Stock, as of February 4, 2004, based on a formula providing for a fixed grant of 2,152 shares and the additional number of shares that equal $13,333 divided by the average closing price of the shares in trading on the Nasdaq for the 20 consecutive trading days following the Plan Effective Date. These shares may not be sold by a director until January 5, 2006 or the earlier termination of a director's service (other than in the case of removal for cause) and in compliance with certain regulatory requirements. The Director Plan does not provide for a grant of stock compensation for service as a director in any future year (i.e., after the 2005 annual meeting of shareholders).

Employment Agreements

        Magellan is a party to the following employment agreements with the Named Executive Officers:

Steven J. Shulman and René Lerer, M.D.

        Magellan entered into a consulting agreement with HPI, a newly formed entity whose principals are Steven J. Shulman and René Lerer, M.D., on December 4, 2002, pursuant to which they provided to Magellan their services as Chief Executive and Chief Operating Officers of Magellan, as described under the heading "Certain Relationships and Related Transactions" below. This consulting agreement remained in effect until the Plan Effective Date. Upon the Plan Effective Date, the following employment agreements were entered into by Mr. Shulman and Dr. Lerer as described below.

Steven J. Shulman

        Under the Employment Agreement between Mr. Shulman and Magellan, from January 5, 2004, Mr. Shulman served as Chairman and Chief Executive Officer and member of the Board of Directors of Magellan until the Plan Effective Date. The Agreement extends for a three-year term beginning on the Plan Effective Date, with automatic renewals for additional one-year terms, unless sooner terminated as provided in the Agreement. Magellan will pay Mr. Shulman a base salary of $1,000,000 per year, with annual review for increase by the Board of Directors or a duly authorized committee thereof. Mr. Shulman is entitled to an annual target bonus opportunity of 100 percent of base salary, subject to achievement of performance targets fixed by the Board of Directors or a duly authorized committee thereof. Under the Agreement, Magellan granted Mr. Shulman 83,963 fully-vested but restricted shares of Ordinary Common Stock on the Plan Effective Date. The Agreement also provided for Mr. Shulman to purchase on the Plan Effective Date for $1,000,000 in cash 83,963 fully-vested but restricted shares of Ordinary Common Stock (at $11.91 per share, the average price paid by Onex for all of the shares of common stock it acquired in connection with the Plan). Mr. Shulman will receive a cash payment equal to a portion of the income taxes that he may incur as a result of such purchase. Additionally, under the Agreement, Magellan granted to Mr. Shulman options to purchase a total of 1,445,511 shares of Ordinary Common Stock with a ten-year term as noted in the "Individual Grants" table above. The Agreement provides for benefits commensurate with Mr. Shulman's position. The Agreement also provides for severance payments upon termination by Magellan as follows:

    Termination without cause, with good reason (as defined) by Mr. Shulman or upon death or disability: Upon any such termination, Mr. Shulman would receive two times the sum of base salary plus target bonus payable in a single cash installment immediately after termination, pro-rata target bonus for the year in which termination occurs, accelerated vesting of all outstanding equity awards not yet vested, with all vested options remaining exercisable for three years after termination, and (except in the case of termination for death or disability) continued participation by himself and his eligible dependents in various benefits programs for a two-year period.

    Termination in connection with, or within three years after, a change in control (as defined): Upon any such termination, Mr. Shulman would receive three times the sum of base salary plus target bonus payable in a single cash installment immediately after termination, pro-rata target bonus for the year in which termination occurs, accelerated vesting of all outstanding equity awards not yet vested, with all vested options remaining exercisable for three years after termination, and continued participation by himself and his eligible dependents in various benefits programs for a three-year period. Magellan will also make additional payments to Mr. Shulman to compensate him for the amount, if any, by which such payments and benefits are subject to excise tax imposed under Section 4999 of the IRC.

René Lerer, M.D.

        Under the Employment Agreement between Dr. Lerer and Magellan, from January 5, 2004 Dr. Lerer has served as President and Chief Operating Officer and member of the Board of Directors of Magellan. The Agreement extends for a three-year term beginning on the Plan Effective Date, with automatic renewals for additional one-year terms, unless sooner terminated as provided in the Agreement. Magellan will pay Dr. Lerer a base salary of $600,000 per year, with annual review for increase by the Chief Executive Officer, subject to approval of the Board of Directors or a duly authorized committee thereof. Dr. Lerer is entitled to an annual target bonus opportunity of 75 percent of base salary, subject to achievement of performance targets fixed by the Board of Directors or a duly authorized committee thereof. Under the Agreement, Magellan granted Dr. Lerer 50,378 fully-vested but restricted shares of Ordinary Common Stock on the Plan Effective Date. Additionally, under the Agreement, Magellan granted to Dr. Lerer options to purchase a total of 867,307 shares of Ordinary Common Stock with a ten-year term as noted in the "Individual Grants" table above. The Agreement provides for benefits commensurate with Dr. Lerer's position. The Agreement also provides for severance payments upon termination by Magellan as follows:

    Termination without cause, with good reason (as defined) by Dr. Lerer or upon death or disability: Upon any such termination, Dr. Lerer would receive two times the sum of base salary plus target bonus payable in a single cash installment immediately after termination, pro-rata target bonus for the year in which termination occurs, accelerated vesting of all outstanding equity awards not yet vested, with all vested options remaining exercisable for three years after termination, and (except in the case of termination for death or disability) continued participation by himself and his eligible dependents in various benefits programs for a two-year period.

    Termination in connection with, or within three years after, a change in control (as defined): Upon any such termination, Dr. Lerer would receive three times the sum of base salary plus target bonus payable in a single cash installment immediately after termination, pro-rata target bonus for the year in which termination occurs, accelerated vesting of all outstanding equity awards not yet vested, with all vested options remaining exercisable for three years after termination, and continued participation by himself and his eligible dependents in various benefits programs for a three-year period. Magellan will also make additional payments to Dr. Lerer to compensate him for the amount, if any, by which such payments and benefits are subject to excise tax imposed under Section 4999 of the IRC.

Mark S. Demilio

        Under the Employment Agreement between Mr. Demilio and Magellan., from January 5, 2004 Mr. Demilio has served as Executive Vice President and Chief Financial Officer of Magellan. The Agreement extends for a three-year term beginning on the Plan Effective Date, with automatic renewals for additional one-year terms, unless sooner terminated as provided in the Agreement. Magellan will pay Mr. Demilio a base salary of $500,000 per year, with annual review for increase by the Chief Executive Officer, subject to approval of the Board of Directors or a duly authorized committee thereof. Mr. Demilio is entitled to an annual target bonus opportunity of 60 percent of base salary, subject to achievement of performance targets fixed by the Board of Directors or a duly authorized committee thereof. Under the Agreement, Magellan granted Mr. Demilio 33,585 fully-vested but restricted shares of Ordinary Common Stock on the Plan Effective Date. Additionally, under the Agreement, Magellan granted to Mr. Demilio options to purchase a total of 578,204 shares of Ordinary Common Stock with a ten-year term as noted in the "Individual Grants" table above. The Agreement provides for benefits commensurate with Mr. Demilio's position. The Agreement also provides for severance payments upon termination by Magellan as follows:

    Termination without cause, with good reason (as defined) by Mr. Demilio or upon death or disability: Upon any such termination, Mr. Demilio would receive two times the sum of base salary plus target bonus payable in a single cash installment immediately after termination, pro-rata target bonus for the year in which termination occurs, accelerated vesting of all outstanding equity awards not yet vested, with all vested options remaining exercisable for three years after termination, and (except in the case of termination for death or disability) continued participation by himself and his eligible dependents in various benefits programs for a two-year period.

    Termination in connection with, or within three years after, a change in control (as defined): Upon any such termination, Mr. Demilio would receive three times the sum of base salary plus target bonus payable in a single cash installment immediately after termination, pro-rata target bonus for the year in which termination occurs, accelerated vesting of all outstanding equity awards not yet vested, with all vested options remaining exercisable for three years after termination, and continued participation by himself and his eligible dependents in various benefits programs for a three-year period. Magellan will also make additional payments to Mr. Demilio to compensate him for the amount, if any, by which such payments and benefits are subject to excise tax imposed under Section 4999 of the IRC.

Henry T. Harbin, M.D.

        As of the Plan Effective Date, Dr. Harbin resigned as Chairman of the Board of Directors. Dr. Harbin remained an employee of Magellan from that time through March 17, 2004, the expiration date of his employment agreement. Magellan and Dr. Harbin have entered into a consulting agreement, effective as of March 18, 2004, under which Dr. Harbin will provide consulting services on behalf of Magellan on an as-needed basis.

Megan M. Arthur

        Ms. Arthur entered into an Employment Agreement with Magellan to serve as General Counsel or Deputy General Counsel, or a comparable position as Magellan determined from time to time, effective November 1, 2003 for a term extending to May 22, 2004, with automatic renewals for additional 30-day terms, unless either party gave notice of its intent not to renew the agreement. The agreement provided for a base salary of $270,000 per year and benefits commensurate with Ms. Arthur's position. The Agreement also provided for severance payments upon termination by Magellan without cause or resignation by Ms. Arthur under certain circumstances. Ms Arthur resigned her position and terminated her employment by Magellan on July 2, 2004 and, under her Employment Agreement, became entitled to receive her base salary for a one-year period, along with any earned and accrued base salary and paid time off, unreimbursed expenses, and accrued rights under any deferred compensation or other Magellan benefit plans, in accordance with the terms of such plans.

Benefit Plans

        In addition to the MIP and the Director Plan described above in "PRINCIPAL PROVISIONS OF THE MIP" and "PRINCIPAL PROVISIONS THE DIRECTOR PLAN," Magellan in the last fiscal year maintained or maintains the following benefit plans.

Annual Incentive Plan

        In fiscal year 2003, various Magellan officers and employees were eligible for participation in its 2003 Short-Term Incentive Plan ("2003 STIP"), which was designed to award them for meeting or exceeding specific financial targets approved by the Compensation Committee for fiscal year 2003. The target bonus award levels for the executive officers under the 2003 STIP ranged from 50 percent to 60 percent of base salary, and based on performance in relation to goals, the amount of bonus could range from 0 percent to 200 percent of target percentage. Incentive Awards are funded based on meeting or exceeding threshold goals and are awarded based on corporate and individual performance. Based on the financial results attained for fiscal year 2003, the 2003 STIP was funded at 120 percent and bonuses were paid in the first quarter of 2004.

        Magellan's officers and directors will be eligible to participate in a 2004 Short-Term Incentive Plan ("2004 STIP"), which is designed to reward them for meeting or exceeding specific financial targets to be approved by the Compensation Committee for fiscal year 2004. Incentive awards under the 2004 STIP will be funded based on meeting or exceeding financial threshold goals and will be awarded based on corporate and individual performance.

Key Employee Retention Plan

        Subsequent to the commencement of Magellan's reorganization, the Board of Directors adopted and the Bankruptcy Court approved the Key Employee Retention Plan ("KERP"). The purpose of the KERP was to provide supplemental compensation to certain employees, including certain executive members of management, in order to retain such employees through Magellan's financial restructuring process. The KERP did not include the executives retained by Magellan pursuant to the consulting agreement with HPI. KERP supplemental compensation awards range up to 50 percent of base salary and were paid 33 percent on July 31, 2003, and the remainder on February 19, 2004, 45 days after consummation of Reorganization Plan.

Former Supplemental Accumulation Plan

        The Magellan Health Services, Inc. Supplemental Accumulation Plan (the "SAP") was approved by the Compensation Committee for the plan year commencing 2000. The SAP, a calendar year based plan, was funded through a fixed component that has been structured to provide an incentive for executive officers to remain with Magellan. It may also be funded by the executive officers through voluntary deferrals of base and/or incentive compensation. The Compensation Committee approves the Company component based on a percentage of base salary for the Executive Officers, which can be changed by the Compensation Committee annually. For calendar 2003 and 2004, the Chief Executive Officer and other executive officers were each eligible for a Magellan contribution of 11 percent of base salary. Both Company and voluntary contributions were paid to a trust and invested in one or more mutual funds selected by the respective executive officer. The Compensation Committee and the Board determine annually whether to make the Company contribution. No contribution has yet been approved or made for 2003 or 2004.

        The Company contributions to the trust and any appreciation thereon is paid to the executive officer on a date at least two years from the date of funding, if such officer is still employed at that time, or two years following the date of termination from Magellan, provided that the executive officer has complied with covenants not to compete with Magellan during that time period and the termination was not "for cause".

        The terms of the SAP provide that the amounts deposited in the trust on behalf of executive officers are to be immediately and fully vested upon a change of control of Magellan (as defined in the SAP document), which occurred upon consummation of the Reorganization Plan.

Certain Compensation Expenses

        Based on the terms established for the restricted stock and option compensation arrangements provided for members of management under the Reorganization Plan and implemented on the Plan Effective Date and shortly thereafter, as described above, through September 30, 2004, the Company recognized $15.9 million of stock compensation expense. With respect to the options granted on the Effective Date, the Company estimates that it will recognize an additional $2.6 million stock compensation expense in the remainder of fiscal 2004 and expenses of $10.3 million, $10.3 million, $7.2 million, $3.7 million and $7.4 million of such expenses in 2005, 2006, 2007, 2008 and 2009 and beyond, respectively.

Compensation Committee Interlocks and Insider Participation

        During fiscal year 2003, the Compensation Committee was comprised of former Board of Directors members Gerald L. McManis and James B. Williams, each of whom was a non-employee director. Mr. Williams was affiliated with the Texas Pacific Group, which previously engaged in certain transactions with Magellan. Neither Mr. McManis nor Mr. Williams engaged in related party transactions with Magellan.

        The new Compensation Committee, effective as of the Plan Effective Date and as of the date hereof, consists of Saul E. Burian, Michael Diament and Robert Haft, each a non-employee director. Mr. Burian and Mr. Haft are associated with entities that have engaged in certain transactions with Magellan or its affiliates. Mr. Diament has not engaged in related party transactions with Magellan or its affiliates.

        None of Magellan's executive officers serves as a member of a board of directors or compensation committee of any entity that has one or more executive officers who serves on Magellan's Board of Directors or on the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On December 4, 2002, Magellan entered into a consulting agreement with HPI, a newly formed entity whose principals are Steven J. Shulman and René Lerer, M.D. (the "HPI Agreement"). Pursuant to the HPI Agreement, HPI, Mr. Shulman and Dr. Lerer, as well as Danna Mezin and Keith Kudla (the "Officers"), became part of the management of Magellan, with Mr. Shulman becoming the chief executive officer. All of the Officers have devoted substantially all of their time to the management of Magellan. For such services, Magellan has paid to HPI, per the agreement, $250,000 per month for every month or portion thereof from December 2002 through the Plan Effective Date and a bonus payment of $1.95 million based upon the achievement of certain targets under the agreement. This agreement terminated on the Plan Effective Date, at which time Mr. Shulman and Dr. Lerer entered into employment agreements with Magellan, as discussed above and Ms. Mezin and Mr. Kudla became employees of Magellan.

        Robert M. LeBlanc and Mark L. Hilson are affiliated with Onex. Pursuant to the Reorganization Plan, Magellan Holdings LP, an affiliate of Onex, purchased 8,570,604 shares of Multi-Vote Common Stock. Onex sold 82,854 of these shares to Morgan Noble LLC in January 2004.

        Michael Diament is a Portfolio Manager and Director of Bankruptcies and Restructurings for Renegade Swish, LLC which, through various contractual agreements, provides investment management services to Amalgamated Gadget, LP, the investment manager for R2 Investments, LDC. On the Plan Effective Date, Amalgamated Gadget, LP, for and on behalf of R2 Investments, LDC, acquired beneficial ownership of 3,198,106 shares of Ordinary Common Stock. On January 6, 2004, Amalgamated LP sold 738,675 shares, leaving it with beneficial ownership of 2,459,431 shares or approximately 9.1 percent of the total shares outstanding as of that date.

        Saul E. Burian is a Director in the New York office of Houlihan, Lokey, Howard & Zukin ("Houlihan"). Houlihan represented the Pre-Petition Unofficial Committee of Magellan's Unsecured Noteholders and the Official Committee of Unsecured Creditors of the Magellan in connection with its financial restructuring process. Magellan estimates that the total compensation to be paid to Houlihan for services rendered to the Committees as financial advisor will be approximately $2.9 million in cash, 166,966 shares of Ordinary Common Stock, 45,047 option rights (which have since been exercised) and $1,810,066 of Magellan Series B Notes, subject to finalization when the recoveries under the Reorganization Plan by general unsecured creditors are finalized. In addition, Mr. Burian, as a Director of Houlihan, received an economic interest in 4,000 shares Houlihan received pursuant to the Reorganization Plan. Mr. Burian did not have record ownership, nor did he possess either investment or dispositive power over the shares; however, Mr. Burian did, as a Director of Houlihan, possess the economic risk and benefit of the ownership of these shares. Such shares were sold by Houlihan shortly following the consummation of the Reorganization Plan.

        Robert Haft, a Director of Magellan, is the Principal Manager of Morgan Noble LLC, which purchased 82,854 shares of Multi-Vote Common Stock from Magellan Holdings LP in January 2004 at $12.07 per share. The Multi-Vote Common stock immediately converted to Ordinary Common Stock upon the transfer of the shares.

NEW PLAN BENEFITS

        Except for the restricted stock awards and stock option grants under the MIP made as required in connection with the Plan of Reorganization under the Executive Employment Agreements (as described above), the granting of awards under each of the MIP and Director Plan is discretionary, and we cannot now determine the number or type of awards that may be granted in the future to any particular person or group. However, absent a change in the composition of the Board of Directors before the next annual meeting of shareholders, additional grants under the Director Plan are not anticipated.

        The following table sets forth information with respect to the number of shares of Ordinary Common Stock as to which awards (restricted stock awards or options) have been granted to the five directors eligible to receive awards under the Director Plan, the Named Executive Officers, all executive officers as a group and the 90 other persons who have received awards under the MIP, as of October 31, 2004. Except for 83,963 shares purchased by Mr. Shulman for $11.91 per share in cash, no payment was received by Magellan for these restricted stock grants or options. The exercise prices, expiration dates and other material terms of the option grants are as described above. To date, no other awards have been issued under the MIP and no other equity-based incentive awards, including any stock appreciation rights, are anticipated to be issued under any other compensation plan or arrangement of Magellan.

	MIP
			Director Plan
	Number of Units (Shares of Restricted Stock and/or Shares Subject to Options)
Name and Position			Number of Units (Shares of Stock)		Dollar Value(1)
Steven J. Shulman, Chief Executive Officer and Chairman of the Board	1,445,511		0 (Not applicable	)	$52,500,959.52
Dr. Rene Lerer, Chief Operating Officer	867,307		0 (Not applicable	)	$31,500,590.24
Mark S. Demilio, Chief Financial Officer	578,204		0 (Not applicable	)	$21,000,369.28
Megan Arthur, Senior Vice President and General Counsel(2)	40,000		0 (Not applicable	)	$1,452,800.00
Henry T. Harbin, M.D.(3)	0		0 (Not applicable	)	$0
Executive Officers as a Group	3,031,022		0 (Not applicable	)	$110,086,719.04
Non-Executive Directors as a Group	0 (Not applicable	)	10,876		$395,016.32
Non-Executive Officer Employees as a Group(4)	1,306,500		0 (Not applicable	)	$47,452,080.00

(1)
The amount indicated is the current market value of the indicated number of shares of restricted stock or of the shares underlying the options indicated, based on the closing price of $36.32 per share of Ordinary Common Stock on November 2, 2004 in trading on the Nasdaq Stock Market. With respect to the option grants, this value has not been reduced by the amount of the exercise price payable in order for the holder to exercise the option. None of the options were exercisable on such date, some of the options are subject to additional conditions on their exercise and the shares of restricted stock are subject to certain restrictions on transfer, so such market value information is not indicative of the fair market value of the awards. See the discussion above of the terms of the restricted stock and option grants made

(2)
Ms. Arthur resigned as an officer of Magellan on July 2, 2004 and forfeited her options.

(3)
Dr. Harbin ceased to be Chairman of the Board of Directors on the Plan Effective Date.

(4)
Includes 91,700 options issued during 2004 but forfeited before October 31, 2004.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

        Magellan's directors who are not members of management and not associated with Onex are eligible to participate in the Director Plan, officers and other key employees are eligible to participate in the MIP and Messrs. Shulman, Lerer and Demilio are parties to the Executive Employment Agreements, and therefore each respectively has substantial direct interests in the approval of the Director Plan, the MIP and the performance incentives provided by the Executive Employment Agreements.

RIGHTS OF DISSENTING STOCKHOLDERS

        The stockholders of Magellan are not entitled to any rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon or contemplated by this Information Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

        Only one copy of this Information Statement is being delivered to multiple stockholders of Magellan who share an address unless Magellan or one of its mailing agents has received contrary instructions from one or more of the stockholders sharing an address. Upon the written or oral request of a stockholder at a shared address to which a single copy of the Information Statement was delivered, we shall promptly deliver a separate copy of this Information Statement to such stockholder(s). Stockholders may notify us that the stockholder wishes to receive a separate copy of this Information Statement by writing to Magellan Health Services, Inc., Attention: Investor Relations, 16 Munson Road, Farmington, Connecticut 06032 or by calling the Department of Investor Relations of Magellan at (410) 953-1218. In addition, if any stockholder wishes to receive separate copies of the Magellan annual reports or information or proxy statements in the future, such stockholder may notify us by writing to the foregoing address or calling the foregoing telephone number. Stockholders sharing an address may also request delivery of a single copy of the Magellan annual reports or information or proxy statements if they are receiving multiple copies of the annual reports or information or proxy statements by writing to the foregoing address or calling the foregoing telephone number.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        Incorporated by reference into this Information Statement are the following documents filed with the SEC:

  •
  The text of the MIP, which is incorporated herein by reference to Annex A hereto.

  •
  The text of the Director Plan, which is incorporated herein by reference to Annex B hereto.

WHERE YOU CAN FIND MORE INFORMATION

        Magellan is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by Magellan can be inspected and copied at the public reference facilities at the SEC's office at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of that material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates, and may also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov. Magellan also makes its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and Section 16 filings available on Magellan's Internet website at http://www.magellanhealth.com as soon as practicable after Magellan has electronically filed such material with, or furnished it to, the SEC. The information on Magellan's website is not part of or incorporated by reference in this Information Statement.

        Statements contained in this Information Statement or in any document incorporated in this Information Statement by reference as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an annex to this Information Statement or such other document, each such statement being qualified in all respects by such reference.

By Order of the Board of Directors.
/s/ MARK S. DEMILIO Mark S. Demilio Acting Secretary

ANNEX A

MAGELLAN HEALTH SERVICES, INC.
2004 MANAGEMENT INCENTIVE PLAN
EFFECTIVE AS OF JANUARY 5, 2004

Index of Defined Terms

Term	Section Where Defined or First Used
Beneficial Owner	13	(c)(ii)
Benefits	4
Code	2	(a)
Committee	2	(a)
Common Stock	5	(a)
Company	1
Dividend Equivalent Right	9	(c)
Effective Date	23
Exchange Act	2	(a)
Fair Market Value	16
Incentive Stock Option	6	(a)
Injurious Conduct	12
Multi-Vote Common Stock	13	(c)(iii)
Non-Employee Director	2	(a)
Nonqualified Stock Option	6	(a)
Parent Corporation	6	(f)
Performance-Based Awards	10	(a)
Person	13	(c)(iv)
Plan	1
Restoration Stock Options	6	(e)
Restricted Stock Award	8
Stock Appreciation Rights	7
Stock Options	6
Stock Unit	9	(c)
Subsidiary Corporation	6	(f)

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	(e) Modification of Performance-Based Awards	6
11.	Foreign Laws	6
12.	Certain Terminations of Employment; Forfeitures	7
	(a) Forfeiture of Unsettled Benefits	7
	(b) Effect on Settled Benefits	7
	(c) Timing	7
	(d) Determination from the Committee	7
	(e) Condition Precedent	7
	(f) Enforceability	7
13.	Adjustment Provisions	8
14.	Nontransferability	8
15.	Other Provisions	8
16.	Fair Market Value	8
17.	Withholding	9
18.	Employment Rights	9
19.	Unfunded Plan	9
20.	No Fractional Shares	9
21.	Duration, Amendment and Termination	9
22.	Governing Law	10
23.	Effective Date	10

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MAGELLAN HEALTH SERVICES, INC.
2004 MANAGEMENT INCENTIVE PLAN

        1.    Purpose.    Magellan Health Services, Inc. 2004 Management Incentive Plan (the "Plan") is intended to provide incentives which will attract, retain and motivate highly competent persons as officers and key employees of Magellan Health Services, Inc., a Delaware corporation (the "Company"), and its subsidiaries and affiliates, by providing them with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling their personal responsibilities for achievement of the Company's objectives.

        2.    Administration.

        (a)    Committee.    The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company from among its members and shall be comprised, unless otherwise determined by the Company's Board of Directors, solely of not less than two (2) members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

        (b)    Authority.    The Committee is authorized, subject to the provisions of the Plan, to make and administer grants under the Plan (including to determine the terms and conditions of benefits granted and to waive conditions initially established for grants, including to accelerate vesting and to extend the exercisability of grants, except as specifically restricted by this Plan) and to establish such rules and regulations as it deems necessary for the proper administration of the Plan, including to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable to carry out its purposes. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives.

        (c)    Delegation and Advisers.    The Committee may delegate to one or more of its members, to counsel for or advisors or consultants to the Committee and to management of the Company or to one or more other agents appointed by the Committee, such administrative duties as the Committee may deem advisable; provided, such delegation does not adversely effect the exemption provided by Rule 16b-3 of the Exchange Act, prevent a Benefit from qualifying as a Performance-Based Award, if so intended, and complies with applicable law. The Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

        (d)    Indemnification.    No member of the Committee and no officer or employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member or officer or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee, any counsel or advisors appointed by the Company to assist it in carrying out its responsibilities hereunder and any officer of the Company or any employee of the Company, a subsidiary or an affiliate designated to act on behalf of the Company or the Committee with regard to the Plan against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act in connection with the Plan to the

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same extent and on the same terms and conditions as indemnity is provided to officers of the Company in accordance with the Company's Bylaws, including advancing costs and expenses incurred by them in the defense of claims relating thereto.

        3.    Participants.    Participants will consist of such officers and key employees of the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines to be responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

        4.    Type of Benefits.    Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock Awards and (d) Stock Units (each as described below, and collectively, the "Benefits"). Restricted Stock Awards and Stock Units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 10 hereof. Benefits granted under the Plan shall be evidenced by an agreement (which need not be identical with respect to each grant or grantee) that may provide additional terms and conditions associated with such Benefits, as determined by the Committee in its sole discretion, provided, however, that in the event of any conflict between the provisions of the Plan and any such agreement, the provisions of the Plan shall prevail. Nothing contained herein shall prevent the Company from making cash bonus payments or providing other benefits (other than Stock Options, Stock Appreciation Rights, Restricted Stock Awards and Stock Units) pursuant to any employment agreement, bonus plan or arrangement or other employee benefit plan or program.

        5.    Common Stock Available Under the Plan.

        (a)    Basic Limitations.    The aggregate number of shares of capital stock of the Company that may be subject to Benefits granted under this Plan shall be 6,373,689 shares of Ordinary Common Stock (as designated pursuant to the Amended and Restated Certificate of Incorporation of the Company executed on January     , 2004) (the "Common Stock"), which may be authorized and unissued shares or treasury shares or may be purchased on the open market or by private purchase, subject to any adjustments made in accordance with Section 13(a) hereof, but such limit shall also be subject to adjustment in accordance with Sections 5(b) and 5(c) hereof. The maximum number of shares of Common Stock with respect to which Benefits may be granted or measured to any individual participant under the Plan in any one calendar year shall not exceed 2,000,000 (subject to adjustments made in accordance with Section 13(a) hereof).

        (b)    Additional Shares.    Any shares of Common Stock subject to (or referenced by) a Benefit which are not ultimately used to settle a Benefit shall again be available for Benefits under this Plan and any shares of Common Stock delivered to the Company as part or full payment for the exercise of a Stock Option, Stock Appreciation Right, or Restricted Stock Award or to satisfy a tax obligation shall also be available for Benefits under this Plan. This includes shares of Common Stock that are: (i) covered by a Stock Option or referenced by a Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised, (ii) subject to Restricted Stock Awards or Stock Units which are forfeited, or (iii) not delivered to a participant because all or a portion of a Benefit is settled in cash. The preceding sentences of this Section shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Benefits (including the maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights) that may be granted to any individual participant under the Plan.

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        (c)    Business Acquisition Grants.    In connection with the acquisition of any business by the Company or any of its subsidiaries or affiliates, any then outstanding grants, awards or sales of options or other similar rights pertaining to such business may be assumed or replaced by Benefits under the Plan upon such terms and conditions as the Committee determines in its sole discretion and, to the extent any shares of Common Stock are to be issued as Benefits under the Plan in replacement for any such grants, awards, options or rights of another business, such shares shall be in addition to those available for the award of Benefits as provided by Sections 5(a) and 5(b).

        6.    Stock Options.

        (a)    Generally.    Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms. Stock Options may be "incentive stock options" ("Incentive Stock Options"), within the meaning of Section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions, including vesting, (which may be accelerated, including upon a change of control of the Company) consistent with the Plan as the Committee may impose or determine from time to time, subject to the following limitations.

        (b)    Exercise Price.    Each Nonqualified Stock Option granted hereunder shall have a per-share exercise price as the Committee may determine on the date of grant.

        (c)    Payment of Exercise Price.    The option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock of the Company then owned by the participant, provided such shares have been held by such participant for at least six (6) months. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price as long as such transaction does not constitute an impermissible loan to an executive officer under Section 13(k) of the Exchange Act (Section 402 of the Sarbanes-Oxley Act of 2002). To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option.

        (d)    Exercise Period.    Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions, including vesting, as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement on the date of grant.

        (e)    Restoration of Stock Options.    The Committee may, at the time of grant of an option, provide for the grant of a subsequent Restoration Stock Option if the exercise price is paid for by delivering previously owned shares of Common Stock of the Company. Restoration Stock Options (i) may be granted in respect of no more than the number of shares of Common Stock tendered in exercising the predecessor Stock Option, (ii) shall have an exercise price equal to the Fair Market Value (as defined in Section 15 below) on the date the Restoration Stock Option is granted, and (iii) may have an exercise period that does not extend beyond the remaining term of the predecessor Stock Option. In

3

determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.

        (f)    Limitations on Incentive Stock Options.    Incentive Stock Options may be granted only to participants who are employees of the Company or of a "Parent Corporation" or "Subsidiary Corporation" (as defined in Sections 424(e) and (f) of the Code, respectively) on the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any Parent Corporation or Subsidiary Corporation) shall not exceed one hundred thousand dollars ($100,000), provided, however, that if such $100,000 limit is exceeded, the excess Incentive Stock Options shall be treated as Nonqualified Stock Options. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-share exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten (10) years after the date it is granted.

        (g)    Additional Limitations on Incentive Stock Options for Ten Percent Shareholders.    Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation, unless the exercise price of the option is fixed at not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five (5) years from the date of grant of such option.

        7.    Stock Appreciation Rights.

        (a)    Generally.    The Committee may, in its discretion, grant Stock Appreciation Rights, including a concurrent grant of Stock Appreciation Rights in tandem with any Stock Option grant. A Stock Appreciation Right means a right to receive a payment in cash, Common Stock or a combination thereof, as determined by the Committee, in an amount equal to the excess of (i) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (ii) the Fair Market Value of such shares of Common Stock on the date the right is granted, or other specified amount, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock Option, the designated Fair Market Value in the award agreement shall reflect the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions including vesting, (which may be accelerated, including upon a change of control of the Company), as the Committee shall impose or determine from time to time, provided, however, that if a Stock Appreciation Right is granted in connection with a Stock Option, the Stock Appreciation Right shall become exercisable, be transferable and shall expire according to the same vesting, transferability and expiration rules as the corresponding Stock Option.

        (b)    Exercise Period.    Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions including vesting, (which may be accelerated, including upon a change of control of the Company), as shall be determined by the Committee; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten (10) years after the date it is granted. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such right at the date of grant.

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        8.    Restricted Stock Awards.

        (a)    Generally.    The Committee may, in its discretion, grant Restricted Stock Awards consisting of Common Stock issued or transferred to participants with or without cash or other payment therefor in whole or in part. Each participant granted a Restricted Stock Award shall execute and deliver to the Company an agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock. If a participant fails to execute such an agreement, the Restricted Stock Award shall be null and void.

        (b)    Payment of the Purchase Price.    If the Restricted Stock Award requires payment therefor, the purchase price of any shares of Common Stock subject to a Restricted Stock Award may be paid in any manner authorized by the Committee, which may include any manner authorized under the Plan for the payment of the exercise price of a Stock Option. Restricted Stock Awards may also be made solely in consideration of services rendered to the Company or its subsidiaries or affiliates.

        (c)    Additional Terms.    Restricted Stock Awards may be subject to such terms and conditions including vesting, (which may be accelerated, including upon a change of control of the Company), as the Committee determines appropriate, including, without limitation, (i) restrictions on the sale or other disposition of such shares, and (ii) the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment within specified periods, the participant's competition with the Company, or the participant's breach of other obligations to the Company. Restricted Stock Awards may constitute Performance-Based Awards, as described in Section 10 hereof. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed.

        (d)    Rights as a Shareholder.    The participant shall have, with respect to the shares of Common Stock subject to a Restricted Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to vote the shares, except as may be otherwise provided in a Restricted Stock Award agreement as determined by the Committee. At the discretion of the Committee, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the participant or withheld by the Company for the participant's account, and interest may be credited on the amount of cash dividends withheld at a rate and subject to such terms (which may be accelerated, including upon a change of control of the Company) as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the participant upon the release of restrictions on such shares and, if such share is forfeited, the participant shall have no right to such cash dividends or stock dividends.

        9.    Stock Units.

        (a)    Generally.    The Committee may, in its discretion, grant Stock Units (as defined in subsection (c) below) to participants hereunder. Stock Units may be subject to such terms and conditions including vesting, (which may be accelerated, including upon a change of control of the Company), as the Committee determines appropriate. Stock Units may constitute Performance-Based Awards, as described in Section 10 hereof. A Stock Unit granted by the Committee shall provide payment in shares of Common Stock at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 9 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined in subsection (c) below).

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        (b)    Settlement of Stock Units.    Shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee provides for the payment of the Stock Units in cash equal to the value of the shares of Common Stock which would otherwise be distributed to the participant or partly in cash and partly in shares of Common Stock.

        (c)    Definitions.    A "Stock Unit" means a notional account representing one (1) share of Common Stock. A "Dividend Equivalent Right" means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

        10.    Performance-Based Awards.

        (a)    Generally.    Any Benefits granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of performance objectives that are based on one or more of the business criteria described below that apply to the individual participant, one or more business units or the Company as a whole.

        (b)    Business Criteria.    The business criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) sales; (iv) operating income; (v) earnings before interest and taxes (EBIT); (vi) earnings before interest, taxes, depreciation and amortization (EBITDA); (vii) cash flow; (viii) working capital targets; (ix) return on equity; (x) return on capital; (xi) market price per share; and (xii) total return to shareholders. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria, and may be determined by such index based thereon as is approved by the Committee.

        (c)    Establishment of Performance Goals.    With respect to Performance-Based Awards, the Committee shall establish in writing (i) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (ii) the individual employees or class of employees to which such performance goals apply; provided, however, that such performance goals shall be established in writing no later than ninety (90) days after the commencement of the applicable performance period (but in no event after twenty-five percent (25%) of such performance period has elapsed).

        (d)    Certification of Performance.    No Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until there has been certified in writing by or on behalf of the Committee that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

        (e)    Modification of Performance-Based Awards.    With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal.

        11.    Foreign Laws.    The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws and that may differ from those applicable to other participants. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided,

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however, that no such Benefits may be granted pursuant to this Section 11 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

        12.    Certain Terminations of Employment; Forfeitures.

        (a)    Forfeiture of Unsettled Benefits.    Unless the Committee or any agreement relating to Benefits under this Plan shall otherwise provide, a participant shall forfeit all Benefits he or she holds at the time and which have not been settled under this Plan (other than fully vested Restricted Stock Awards) if:

          (i)    the participant's employment with the Company or with any Parent Corporation or Subsidiary Corporation is terminated for willful, deliberate, or gross misconduct in the performance of the participant's duties to the Company, Parent Corporation or Subsidiary Corporation, as determined by the Committee in its good faith judgment, or any other event which constitutes "cause" under an employment agreement to which such participant is a party or

          (ii)   following the participant's termination of employment with the Company or with any Parent Corporation or Subsidiary Corporation and for a period of two (2) years thereafter, the participant engages in any business or enters into any employment relationship in violation of any non-competition obligation which such participant has to the Company, a Parent Corporation or Subsidiary Corporation or in violation of any restriction to which the participant is subject on, directly or indirectly, soliciting the employment of or any business from, or employing or doing business with, any of the employees or former employees of the Company (or any Parent Corporation or Subsidiary Corporation) or any customer or supplier to the Company (or any Parent Corporation or Subsidiary Corporation), or any other party with which the Company (or any Parent Corporation or Subsidiary Corporation) has a business relationship (including any such obligation or restriction contained in any agreement pursuant to which any Benefit is provided or any other agreement), and the Committee in its sole discretion has determined the results of such violation to have been injurious to the Company's business interests.

The activities described in (i) and (ii) above are hereafter referred to as "Injurious Conduct".

        (b)    Effect on Settled Benefits.    A forfeiture of Benefits provided by Section 12(a) upon the Committee determining that a participant has engaged in Injurious Conduct during the course of his employment or during the two (2) year period following his or her termination of employment, shall not relieve the participant of any liability he or she may have to the Committee as a result of engaging in the Injurious Conduct.

        (c)    Timing.    The Committee shall exercise the right of forfeiture provided to the Company in this Section 12 within ninety (90) days after the discovery of the activities giving rise to the Company's right of forfeiture, which activities must have occurred no later than twenty-four (24) months after the participant's termination of employment.

        (d)    Determination from the Committee.    A participant may make a request to the Committee in writing for a determination regarding whether any proposed business or activity would constitute Injurious Conduct. Such request shall fully describe the proposed business or activity. The Committee shall respond to the participant in writing and the Committee's determination shall be limited to the specific business or activity so described.

        (e)    Condition Precedent.    Unless the Committee or any agreement relating to Benefits under this Plan shall otherwise provide, all Benefits shall be considered awarded under this Plan subject to the applicability of this Section 12.

        (f)    Enforceability.    The purpose of this Section 12 is to protect the Company (and any Parent and Subsidiaries) from Injurious Conduct. To the extent that this Section 12 is not fully enforceable as

7

written, the unenforceable provisions shall be modified so as to provide the Company with the fullest protection permitted by law.

        13.    Adjustment Provisions.    Benefits granted under the Plan and any agreements evidencing such Benefits, the maximum number of shares of Common Stock subject to all Benefits stated in Section 5(a) and the maximum number of shares of Common Stock with respect to which Benefits may be granted to any one person during any period stated in Section 5(a) shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such Benefits or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Benefit or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment in Incentive Stock Options under this Section 13 shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 13 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Benefits intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

        14.    Nontransferability.    Each Benefit granted under the Plan to a participant (other than unrestricted Stock Awards, vested restricted Stock Awards) shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit other than an Incentive Stock Option may permit the transferability of a Benefit by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.

        15.    Other Provisions.    The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, provisions for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits, or to comply with federal and state securities laws, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan.

        16.    Fair Market Value.    For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value on any given date means (i) if the Common Stock is listed on a national securities exchange or is quoted in the National Market System of the National Association of Securities Dealers

8

Automated Quotation System ("NASDAQ") on a last sale basis, the closing price reported as having occurred on such date, or, if there is no sale on such date, then on the last preceding date on which such a sale was reported, or (ii) if the Common Stock is not listed on a national securities exchange nor quoted in NASDAQ on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Common Stock accurately.

        17.    Withholding.    All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at minimum statutory withholding rates.

        18.    Employment Rights.    Neither the Plan nor any action taken hereunder shall be construed as giving any participant the right to be retained in the employ or service of the company or any of its subsidiaries or affiliates.

        19.    Unfunded Plan.    Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

        20.    No Fractional Shares.    No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        21.    Duration, Amendment and Termination.    No Benefit shall be granted more than ten (10) years after the Effective Date. The Company may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no amendment of the Plan may be made without approval of holders of a majority of the voting power of the Common Stock and Multi-Vote Common Stock (as defined in the Company's Amended and Restated Certificate of Incorporation as in effect immediately after the Effective Date), voting together as a single class, if the amendment will: (i) increase the aggregate number of shares of Common Stock that may be delivered through Stock Options under the Plan; (ii) increase the maximum number of shares that may be awarded to any participant under Section 5 hereof; (iii) change the types of business criteria on which Performance-Based Awards are to be based under the Plan; or (iv) modify the requirements as to eligibility for participation in the Plan.

9

        22.    Governing Law.    This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

        23.    Effective Date.    This Plan is adopted by the Company in anticipation of its emergence from chapter 11 of title 11 of the United States Bankruptcy Code, as a publicly-owned issuer which files reports under Section 12 of the Exchange Act The Plan shall be effective as of the date on which all the conditions to the effectiveness of the Reorganization Plan are satisfied and shares of Common Stock are issued pursuant to the Plan (the "Effective Date"), provided that the Plan is approved by holders of a majority of the voting power of the Common Stock and Multi-Vote Common Stock (as defined in the Company's Amended and Restated Certificate of Incorporation as in effect immediately after the Effective Date), voting together as a single class, within twelve (12) months of the Effective Date. Such shareholder approval shall be a condition to the right of each participant to receive any Benefits hereunder. Any Benefits granted under the Plan prior to such shareholder approval shall be effective as of the date of grant (unless, with respect to any Benefit, the Committee specifies otherwise at the time of grant), but no such Benefit may be exercised or settled and no restrictions relating to any Benefit may lapse prior to such shareholder approval and, if such shareholder approval is not obtained as provided hereunder, any such Benefit shall be cancelled.

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ANNEX B

MAGELLAN HEALTH SERVICES, INC.
2004 DIRECTOR STOCK COMPENSATION PLAN
(As of January 5, 2004)

1.
Purposes. The purpose of this 2004 Director Stock Compensation Plan (the "Plan") is to serve as part of an appropriate and efficient package of compensation arrangements intended to attract, retain and fairly compensate individuals with the appropriate skills and qualifications to serve as directors of Magellan Health Services, Inc. (the "Company") while increase participating directors' stock ownership in the Company and thereby further aligning their interests and those of the Company's stockholders.

2.
Effective Date. The Plan shall be effective as of January 21, 2004, subject to and upon the approval by the shareholders of the Company in accordance with applicable law of the Plan as required by the listing standards of the Nasdaq Stock Market.

3.
Participation. Only Qualifying Directors shall be eligible to participate in the Plan. A "Qualifying Director" is a person who (i) is serving as a director of the Company at the close of business on January 21, 2004 or is elected as a director of the Company after such date and before the 2005 annual meeting of stockholders of the Company and is designated by the Board of Directors to participate in the Plan and (ii) has been designated by the Board of Directors as an "independent director" as determined for purposes of Section 3 of Article 3 of the Bylaws of the Company as in effect on the day hereof or, although not so designated, is not an officer or employee of the Company or any Subsidiary of the Company and does not otherwise participate in the management of the Company and has been designated by the Board of Directors to participate in the Plan.

4.
Grant of Shares. Each Qualifying Director shall be issued by the Company as soon as practicable after the Effective Date, in consideration of the services to be provided by him or her as a director of the Company, the number of shares of Ordinary Common Stock of the Company equal to the sum of (i) 2,152 shares plus (ii) the number of shares equal to $13,333 divided by the average closing price of the Ordinary Common Shares in trading on the Nasdaq Stock Market for the twenty consecutive trading days following January 5, 2004 less 15% of such average price; provided, however, that a lesser number of shares, as may be determined by the Board of Directors, may be issued to a Qualifying Director whose service as a director commences after January 21, 2004 (and before the 2005 annual meeting of shareholders of the Company). However, such issuance shall be subject to (i) shareholder approval in accordance with applicable law of the Plan as required by the listing standards of the Nasdaq Stock Market, (ii) the restrictions on transfer and ownership of the shares issued provided by Section 5 of this Plan and (iii) the registration of the issuance of the shares, or of resale thereof by a director, as may be required by the Securities Act of 1933, as amended, and any applicable state securities law or the availability of an exemption therefrom (including further restriction on the disposition thereof as may be necessary to qualify for an exemption).

5.
Restrictions on Ownership and Transfer of Shares. All right, title and interest in any shares granted to a Qualifying Director in accordance with this Plan shall, upon grant, vest in the Qualifying Director (and his or her successors) without restriction thereon or right of the Company therein by virtue of this Plan, except for the following restrictions on ownership and transfer:

          (a)   until January 5, 2006 or the earlier termination of the Qualifying Director's service as a director, other than in the case of a termination by reason of removal of the director from office for cause (as provided in the Company's certificate of incorporation as in effect on the date

1

  hereof), the shares may not be sold or otherwise disposed of (except by operation of law as provided below), without the prior, written consent of the Company approved by the Board of Directors; and

          (b)   the shares may not be sold or otherwise transferred except in accordance with any requirements relating to registration of the shares or exemption from registration applicable thereto in accordance with clause (iii) of the second sentence of Section 4 of the Plan; and

          (c)   while owned by a Qualifying Director who is in office as a director, the shares may be sold only in accordance with the policies generally established by the Board of Directors with respect to sales of shares of the Company by directors of the Company.

  In furtherance of the foregoing, once granted to a Qualifying Director, the shares may be voted by the Qualifying Director (or his or her successor) without restriction by virtue of the Plan and any dividend paid or distribution made by the Company in respect of the shares (including by means of a stock split, merger or consolidation or upon dissolution of the Company) shall be for the account of the Qualifying Director and shall not be subject to any restriction or right of the Company by virtue of the Plan; provided, however, that, in the event at any time before the shares may be sold in accordance with the requirements of clause (a) of the foregoing sentence a dividend is paid or distribution made on the shares in (i) shares of Ordinary Common Stock or (ii) in any other capital stock of the Company that entitles the holder thereof to vote generally in the election of any director of the Company or that is convertible into or exchangeable for any such shares or (iii) in a warrant or option to acquire any such shares, the security so received in such dividend or distribution shall be subject to the same restrictions under the Plan as the shares in respect of which such security was received. Notwithstanding the foregoing restriction on disposition of shares, upon the death or incapacity of a Qualifying Director, his or her estate, heirs, distributees or personal representative shall succeed to all of the Qualifying Director's right, title and interest in and to the shares. In addition, the foregoing restriction on disposition of shares shall not impair any change in or exchange of the shares occurring by reason of a merger, consolidation, recapitalization, reorganization or like transaction involving the Company. The Company may legend certificates representing shares issued under this Plan (or securities issued in respect thereof) with respect to the restrictions thereon provided by this Plan.

6.
Shares Subject To The Plan. Subject to adjustment as provided in Section 7 below, no more than an aggregate of 20,000 shares of Ordinary Common Stock shall be delivered to Qualifying Directors (or their successors) under this Plan, which shares may be authorized but unissued or treasury shares.

7.
Change In Capital Stock. The total number of shares which may be issued under this Plan shall be appropriately adjusted for any change in the outstanding shares of Ordinary Common Stock through recapitalization, stock split, stock dividend, merger or consolidation in which the Company is the surviving corporation or similar transaction. Such adjustments and the manner of application thereof shall be determined by the Board in its discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise be issued.

8.
Nonassignability. No rights under this Plan shall be assignable or transferable by a Qualifying Director other than by will or the laws of descent and distribution.

9.
Administration. The Board shall administer and interpret this Plan in its discretion.

10.
Construction; Amendment; Termination. This Plan shall be construed in accordance with the laws of the State of Delaware and may be amended or terminated at any time by action of the Board of Directors of the Company (but no termination shall affect the rights in shares granted prior to the date of termination).

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QuickLinks

MAGELLAN HEALTH SERVICES, INC. 16 Munson Road Farmington, Connecticut 06032
TABLE OF CONTENTS
QUESTIONS AND ANSWERS
PRINCIPAL PROVISIONS OF THE MIP
PRINCIPAL PROVISIONS OF THE PERFORMANCE INCENTIVES IN THE EXECUTIVE EMPLOYMENT AGREEMENTS
PRINCIPAL PROVISIONS OF THE DIRECTOR PLAN
CERTAIN FEDERAL INCOME TAX MATTERS
Possible Impact of New Tax Legislation
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT(1)
Security Ownership of Certain Beneficial Owners
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation of Directors
Benefit Plans
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
NEW PLAN BENEFITS
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON
RIGHTS OF DISSENTING STOCKHOLDERS
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
WHERE YOU CAN FIND MORE INFORMATION
MAGELLAN HEALTH SERVICES, INC. 2004 MANAGEMENT INCENTIVE PLAN EFFECTIVE AS OF JANUARY 5, 2004
Index of Defined Terms
MAGELLAN HEALTH SERVICES, INC. 2004 MANAGEMENT INCENTIVE PLAN
MAGELLAN HEALTH SERVICES, INC. 2004 DIRECTOR STOCK COMPENSATION PLAN (As of January 5, 2004)